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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                         Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2011 through November 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                             Pioneer Floating
                             Rate Trust

--------------------------------------------------------------------------------
                             Annual Report | November 30, 2012
--------------------------------------------------------------------------------

                             Ticker Symbol:   PHD

                             [LOGO] PIONEER
                                    Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         43

Financial Highlights                                                         46

Notes to Financial Statements                                                48

Report of Independent Registered Public Accounting Firm                      60

Approval of Investment Advisory Agreement                                    62

Trustees, Officers and Service Providers                                     66

                        Pioneer Floating Rate Trust | Annual Report | 11/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously op-timistic about the U.S. from the start of the year, and the economic data con-tinue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has im-proved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff " in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*    Dividends are not guaranteed.

2 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/12 3

Portfolio Management Discussion | 11/30/12

Strong investor demand led to solid performance by floating-rate bank loans during the 12-month period ended November 30, 2012, as an increasing number of investors were attracted to the generous yields and attractive prices available from loan-based investments. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust over the 12-month period. Mr. Sharkey, vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12-month period ended November 30, 2012?

A Pioneer Floating Rate Trust returned 14.26% at net asset value and 15.66% at market price during the 12-month period ended November 30, 2012, while the Trust's benchmark, the Barclays Capital U.S. High Yield Loans Index (the Barclays Index), returned 9.93%. Unlike the Trust, the Barclays Index does not use leverage. While the use of leverage can increase investment opportunity, it also can increase investment risk. During the same 12-month period, the average return (at market price) of the 30 closed-end funds in Lipper's Closed End Loan Participation Funds Category (which may or may not be leveraged) was 14.31%.

     The shares of the Trust were selling at a 2.7% premium to net asset value at the end of the 12-month period on November 30, 2012.

     On November 30, 2012, the Trust's standard 30-day SEC yield was 6.38%.

Q How would you describe the market environment for floating-rate loans during the 12-month period ended November 30, 2012?

A Floating-rate bank loans were in demand throughout the entire 12-month period, as investors showed a willingness to take on a measure of credit risk in return for the better yields offered by loans. Loans performed well during virtually the entire 12-month period as both traditional and non-traditional investors gravitated toward loans due to their healthy yields and attractive prices.

     A confluence of factors led to the rising demand and favorable investment environment for bank loans during the period. One reason was that central banks throughout the world kept short-term interest rates very low. In the United States, for example, the Federal Reserve System (the Fed) announced a third round of quantitative easing and it is also perceived that short-term interest rates will remain at current levels for the foreseeable future. Overseas, the European Central Bank (ECB) moved to reduce

4 Pioneer Floating Rate Trust | Annual Report | 11/30/12 pressures on nations with sovereign-debt problems. In China, the central government cut interest rates and committed to expanding the nation's money supply. Meanwhile, investors became less worried that the U.S. economy might slip back into recession as more encouraging reports began emerging about job creation, the housing market, consumer sentiment and gross domestic product (GDP) trends.

     The positive developments during the 12-month period increased investors' demand for floating-rate loans. High-yield bond mutual funds, for example, continued to add to their portfolios' holdings of floating-rate loans because of the attractive values of loans compared with fixed-income corporate bonds, which often were selling at premiums to their par (face) values during a time when floating-rate loans were selling at discounts. Meanwhile, a larger portion of lower-quality loans were refinanced through the issuance of high-yield bonds, while higher-quality loans were diverted to traditional bank lending.

     The greatest demand for floating-rate loans during the 12-month period, however, came from the significant increase in new issuance of collateralized loan obligations (CLOs), which in the aggregate account for 50% of the investor base purchasing bank loans. In fact, November 2012, the final month of the Trust's fiscal year, saw the largest monthly increase in new CLO issuance since 2007.

     Against that favorable backdrop, the Trust enjoyed solid results from its bank-loan selections. In addition, the Trust's use of leverage also contributed positively to performance in a rising bank-loan market.

Q What types of investments most influenced the Trust's performance during the 12-month period ended November 30, 2012?

A The Trust realized good returns from security selection in a variety of loan sectors and industries. One of the stronger individual performers in the Trust's portfolio during the period was a loan to Sun Health Care, an operator of long-term care facilities that was acquired by another company. Other outperformers in the Trust's portfolio during the 12-month period included loans to mortgage company Springleaf Finance, which benefited from stabilization and improvement in the housing market, Spanish-language broadcaster Univision, and Chrysler, the major auto manufacturer.

     The Trust's performance also received a significant boost during the 12-month period from two equity positions. The Trust had acquired small equity positions in both Delphi Automotive, a producer of automotive components, and Young Broadcasting, owner of a chain of television stations, as a result of the financial reorganizations of both companies

                        Pioneer Floating Rate Trust | Annual Report | 11/30/12 5

     (the Trust previously had invested in loans of each company). When the business prospects for each firm improved, the Trust's equity stakes gained in value, which benefited performance.

     There were, however, some Trust holdings that produced disappointing results during the 12-month period. One such underperformer in the Trust's portfolio was a loan to Azithromycin, a pharmaceutical company that fell short of its plans for introducing new products. Also holding back the Trust's performance during the 12-month period was the portfolio's investment in a bond to another pharmaceutical firm, Celtic Pharmaceutical, which traded down in value as it technically slid past its maturity date as it continues to address its capital structure. Another poor-performing loan investment in the Trust's portfolio was FTS International, a natural gas exploration company whose earnings were eroded by the effects of declining natural gas prices during the 12-month period.

Q How did the level of leverage employed by the Trust change over the 12-month period ended November 30, 2012?

A As of November 30, 2012, 36.1% of the Trust's total managed assets were financed by leverage, compared with 37.3% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2011. The decrease was due to fluctuations in the values of securities in which the Trust had invested. The absolute amount of funds obtained through leverage had not changed.

Q    What is your investment outlook?

A At the start of a new fiscal year for the Trust, we continue to have a positive outlook for investments in floating-rate bank loans, even after the strong performance of the asset class during the past 12 months. We think U.S. corporations, in general, are very credit worthy. Most companies appear to be in solid financial shape, with healthy profit margins and strong balance sheets, and we believe such corporations should be able to meet all of their loan obligations.

     Loan investments have continued to be attractively priced and still were selling at discounts to their par values as of November 30, 2012. At this point in the credit cycle, loan discounts remain attractive compared to some corporate bonds that are trading at premiums, and, in other instances, loans contain yield advantages compared to low credit-risk alternatives. At the same time, loans have been selling at price levels that imply a default rate of about 5%, while the actual forecasted default rate for loans is about 2%. (The long-term average default rate for loans is about 3.5%.) Additionally, given that loans are floating-rate tied to LIBOR, they have the added potential of higher-interest coupons in the future if and when there is any increase in interest rates.

6 Pioneer Floating Rate Trust | Annual Report | 11/30/12

     Looking forward, we may continue to upgrade the overall quality of Trust's holdings, as we did during the fiscal year ended November 30, 2012. During the 12-month period, the overall credit quality of the Trust improved by decreasing the Trust's exposure to non-rated bank loans and increasing its weight in higher-rated "BBB" and "BB" loans.

     So, while we remain positive about the prospects for the bank-loan asset class, we do think it is prudent to improve the credit quality of Trust's holdings.

Please refer to the Schedule of Investments on pages 13-42 for a full listing of Trust securities.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/12 7

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Portfolio Summary | 11/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                89.6%
Corporate Bonds & Notes                                                     5.3%
Common Stocks                                                               1.6%
Collateralized Loan Obligations                                             1.5%
Temporary Cash Investments                                                  1.4%
Rights/Warrants                                                             0.5%
Preferred Stock                                                             0.1%
Asset Backed Security*                                                      0.0%
Liquidating Trusts*                                                         0.0%
Claims*                                                                     0.0%

* Amount is less than 0.1%.

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's (S&P) ratings.)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                                         5.0%
BB                                                                         38.4%
B                                                                          43.2%
CCC                                                                         3.6%
CC                                                                          0.3%
Not Rated                                                                   9.5%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/12 9

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   Univision Communications, Inc., Extended First Lien Term Loan, 4.459%, 3/31/17       1.54%
------------------------------------------------------------------------------------------------
 2.   Cequel Communications LLC, Term Loan, 4.0%, 2/14/19                                  1.52
------------------------------------------------------------------------------------------------
 3.   Delphi Automotive Plc                                                                1.36
------------------------------------------------------------------------------------------------
 4.   Azithromycin Royalty Sub LLC, 16.0%, 5/15/19                                         1.16
------------------------------------------------------------------------------------------------
 5.   MetroPCS Wireless, Inc., Tranche B-2 Term Loan, 4.071%, 11/3/16                      1.13
------------------------------------------------------------------------------------------------
 6.   Dollar General Corp., Tranche B-2 Term Loan, 2.959%, 7/7/14                          0.87
------------------------------------------------------------------------------------------------
 7.   Chemtura Corp., Facility Term Loan, 5.5%, 8/29/16                                    0.82
------------------------------------------------------------------------------------------------
 8.   Dunkin Brands, Inc., Term Loan B-2, 4.0%, 11/23/17                                   0.81
------------------------------------------------------------------------------------------------
 9.   HUB International, Ltd., 2017 Initial Term Loan, 4.709%, 6/13/17                     0.80
------------------------------------------------------------------------------------------------
10.   Wash MultiFamily Laundry Systems LLC, Term Loan, 7.0%, 8/28/14                       0.77
------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Prices and Distributions | 11/30/12

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     11/30/12                    11/30/11
--------------------------------------------------------------------------------
                                      $13.41                      $12.55
--------------------------------------------------------------------------------
          Premium                        2.7%                        0.8%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     11/30/12                    11/30/11
--------------------------------------------------------------------------------
                                      $13.06                      $12.45
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/11-11/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment           Short-Term          Long-Term
                     Income              Capital Gains      Capital Gains
--------------------------------------------------------------------------------
                      $1.01                   $--               $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             11/30/12         11/30/11
--------------------------------------------------------------------------------
Distribution Yield at Market Price             7.53%            7.49%
--------------------------------------------------------------------------------
Distribution Yield at Net Asset Value          7.72%            7.55%
--------------------------------------------------------------------------------
30-day SEC Yield                               6.38%           10.17%
--------------------------------------------------------------------------------

Past performance data quoted represents past performance, which is no guarantee of future results.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 11

Performance Update | 11/30/12

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared with the values of the Barclays Capital U.S. High Yield Loans Index, which measures the performance of high-yield loans, and the Credit Suisse (CS) Leveraged Loan Index, an index of senior, secured U.S. dollar-denominated loans.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                                          Net Asset               Market
Period                                    Value (NAV)             Price
--------------------------------------------------------------------------------
Life-of-Trust
(12/28/04)                                 4.84%                   4.55%
5 Years                                    3.84                    5.89
1 Year                                    14.26                   15.66
--------------------------------------------------------------------------------

THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Barclays Capital  CS
                   Pioneer Floating   U.S. High Yield   Leveraged Loan
                   Rate Trust         Loans Index*      Index**
12/04/2004         $ 10,000                            $ 10,000
11/30/2005         $  9,023                            $ 10,462
11/30/2006         $ 10,913           $ 10,913         $ 11,199
11/30/2007         $ 10,693           $ 11,190         $ 11,463
11/30/2008         $  5,122           $  8,159         $  8,514
11/30/2009         $  9,783           $ 11,814         $ 11,557
11/30/2010         $ 11,997           $ 13,169         $ 12,879
11/30/2011         $ 12,310           $ 13,440         $ 13,221
11/30/2012         $ 14,237           $ 14,775         $ 14,436



Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

* The Barclays Capital U.S. High Yield Loans Index measures the performance of high-yield loans. Since comparisons for the Barclays Index begin in 2006, the chart assumes an initial investment of $10,913, which is equal to the Trust's value at 11/30/2006.

** The CS Leveraged Loan Index (the CS Index) is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The CS Index began in January 1992. Comparisons to the Trust for the CS Index begin in 2004. The CS Index was the Trust's benchmark through March 1, 2011, and was at that time replaced by the Barclays Capital U.S. High Yield Loans Index (the Barclays Index). Because the historical performance of the Barclays Index dates back only to 2006, two years after the inception of the Trust in 2004, the Trust will continue to provide "Market Value of $10,000 Investment" comparisons for both the CS Index and the Barclays Index.

Returns of both indices are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Schedule of Investments | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   ASSET BACKED SECURITY -- 0.1% of Net Assets
                                                   CONSUMER SERVICES -- 0.1%
                                                   Hotels, Resorts & Cruise Lines -- 0.1%
              227,595                      BB/NR   Westgate Resort LLC, Series 2012 -- 2A Class C,
                                                   Series 2012-2A, Class C, 9.0%, 1/20/25
                                                   (144A)                                                      $           231,009
                                                                                                               -------------------
                                                   Total Consumer Services                                     $           231,009
                                                                                                               -------------------
                                                   TOTAL ASSET BACKED SECURITY
                                                   (Cost $227,595)                                             $           231,009
----------------------------------------------------------------------------------------------------------------------------------
                                                   COLLATERALIZED LOAN OBLIGATIONS --
                                                   2.3% of Net Assets
                                                   BANKS -- 2.3%
                                                   Diversified Banks -- 0.7%
            1,000,000(b)(c)(d)           BB+/Ba2   Primus, Ltd., Series 2007-2A, Class D, 2.74%,
                                                   7/15/21 (144A)                                              $           816,580
            1,000,000(c)(d)               B+/Ba2   Rampart, Ltd., Series 2006-1A, Class D, 3.875%,
                                                   4/18/21                                                                 832,150
              951,289(c)(d)             CCC+/Ba3   Stanfield McLaren, Ltd., Series 2007-1A, Class
                                                   B2L, 4.812%, 2/27/21 (144A)                                             726,965
                                                                                                               -------------------
                                                                                                               $         2,375,695
----------------------------------------------------------------------------------------------------------------------------------
                                                   Thrifts & Mortgage Finance -- 1.6%
            1,000,000(c)(d)              BB+/Ba2   ACA, Ltd., Series 2007-1A, Class D, 2.69%,
                                                   6/15/22 (144A)                                              $           846,680
            1,000,000(c)(d)              BBB/Ba1   Goldman Sachs Asset Management Plc,
                                                   Series 2007-1A, Class D, 3.063%,
                                                   8/1/22 (144A)                                                           868,820
            1,000,000(c)(d)             BBB/Baa3   Gulf Stream Sextant, Ltd., Series 2007-1A,
                                                   Class D, 2.79%, 6/17/21 (144A)                                          859,020
            1,000,000(c)(d)               BB/Ba3   Landmark CDO, Ltd., Series 2007-9A, Class E,
                                                   3.84%, 4/15/21 (144A)                                                   827,450
            2,000,000(c)(d)             BB+/Baa3   Stone Tower, Ltd., Series 2007-6A, Class C,
                                                   1.68%, 4/17/21 (144A)                                                 1,582,260
                                                                                                               -------------------
                                                                                                               $         4,984,230
                                                                                                               -------------------
                                                   Total Banks                                                 $         7,359,925
----------------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL COLLATERALIZED LOAN
                                                   OBLIGATIONS
                                                   (Cost $6,890,232)                                           $         7,359,925
----------------------------------------------------------------------------------------------------------------------------------
                                                   SENIOR SECURED FLOATING RATE LOAN
                                                   INTERESTS -- 138.4% of Net Assets*
                                                   AUTOMOBILES & COMPONENTS -- 7.2%
                                                   Auto Parts & Equipment -- 5.1%
              726,178                    BB-/Ba3   Allison Transmission, Inc., Term Loan B-1, 2.5%,
                                                   8/7/14                                                      $           728,297

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 13

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Auto Parts & Equipment -- (continued)
            2,689,375                    BB-/Ba3   Allison Transmission, Inc., Term Loan B-3,
                                                   3.25%, 8/23/19                                              $         2,709,126
              835,438                       B/B1   Federal-Mogul Corp., Tranche B Term Loan,
                                                   1.9375%, 12/29/14                                                       778,785
              426,244                       B/B1   Federal-Mogul Corp., Tranche C Term Loan,
                                                   1.9375%, 12/28/15                                                       397,340
            2,500,000                      NR/NR   HHI Holdings, LLC, Term Loan 2012, 2.5%,
                                                   9/18/18                                                               2,509,375
            3,776,517                      B+/B1   Key Safety Systems, Inc., First Lien Term Loan,
                                                   2.25%, 3/8/14                                                         3,759,995
            2,188,768                      B+/B1   Metaldyne LLC, Term Loan, 4.25%, 5/18/17                              2,199,711
            1,228,825                     B+/Ba3   TI Group Automotive Systems LLC, Term Loan,
                                                   6.75%, 3/14/18                                                        1,236,505
              987,642                     BB/Ba2   Tomkins LLC, Term Loan B-1, 3.0%, 9/29/16                               995,296
            1,105,313                     B+/Ba2   UCI International, Inc., (United Components) Term
                                                   Loan, 5.5%, 7/26/17                                                   1,116,366
                                                                                                               -------------------
                                                                                                               $        16,430,796
----------------------------------------------------------------------------------------------------------------------------------
                                                   Automobile Manufacturers -- 1.1%
            3,580,183                     BB/Ba2   Chrysler Group LLC, Tranche B Term Loan,
                                                   4.75%, 5/24/17                                              $         3,667,986
----------------------------------------------------------------------------------------------------------------------------------
                                                   Tires & Rubber -- 1.0%
            3,250,000                     BB/Ba1   Goodyear Tire & Rubber Co., Extended Second
                                                   Lien Term Loan, 4.75%, 4/30/19                              $         3,279,114
                                                                                                               -------------------
                                                   Total Automobiles & Components                              $        23,377,896
----------------------------------------------------------------------------------------------------------------------------------
                                                   BANKS -- 0.3%
                                                   Thrifts & Mortgage Finance -- 0.3%
              938,329                       B/B1   Ocwen Financial Corp., Initial Term Loan, 5.5%,
                                                   9/1/16                                                      $           943,020
                                                                                                               -------------------
                                                   Total Banks                                                 $           943,020
----------------------------------------------------------------------------------------------------------------------------------
                                                   CAPITAL GOODS -- 12.6%
                                                   Aerospace & Defense -- 5.7%
            2,857,105                     B/Caa1   API Technologies Corp., Term Loan, 7.25%,
                                                   6/1/16                                                      $         2,814,249
            1,807,758                   BBB-/Ba2   AWAS Finance Luxembourg 2012 SA, Term
                                                   Loan, 3.5%, 7/16/18                                                   1,837,134
            1,052,515                      B-/B2   DAE Aviation Holdings, Inc., Tranche B-1 Loan,
                                                   5.0%, 11/2/18                                                         1,053,173
              250,000                   BBB-/Ba2   Delos Aircraft, Inc., Term Loan, 4.75%, 4/12/16                         253,437
            2,069,363                    BB+/Ba3   Digitalglobe, Inc., Term Loan, 5.75%, 10/12/18                        2,081,433
              758,541                    BB-/Ba2   DynCorp International, Inc., Term Loan, 4.5%,
                                                   7/7/16                                                                  763,914
            1,326,090                     BB-/B1   Hunter Defense Technologies, Inc., Term Loan,
                                                   5.5%, 8/22/14                                                         1,200,111

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Aerospace & Defense -- (continued)
            1,680,920                      NR/NR   IAP Worldwide Services, Inc., First Lien
                                                   Term Loan, 8.5%, 12/31/15                                   $         1,344,736
              623,438                      B-/B2   PRV Aerospace LLC, Term Loan,
                                                   5.25%, 5/9/18                                                           624,217
            1,088,041                      B+/B1   Scotsman Industries, Inc., Term Loan, 4.25%,
                                                   4/30/16                                                               1,094,841
            1,174,650                       B/B1   Sequa Corp., Term Loan, 3.25%, 12/3/14                                1,174,944
            1,769,981                     B+/Ba3   SI Organization, Inc., New Tranche B Term Loan,
                                                   4.5%, 11/22/16                                                        1,769,981
              987,504                       B/B3   Sotera Defense Solutions, Inc., Term Loan B,
                                                   5.5%, 4/22/17                                                           977,629
              477,141                       B/B2   Standard Aero, Ltd., Tranche B-2 Loan, 6.25%,
                                                   11/2/18                                                                 477,439
              985,751                     BB-/B1   TASC, Inc., New Tranche B Term Loan, 3.25%,
                                                   12/18/15                                                                986,983
                                                                                                               -------------------
                                                                                                               $        18,454,221
----------------------------------------------------------------------------------------------------------------------------------
                                                   Building Products -- 2.2%
            1,898,123                     BB-/B1   Armstrong World Industries, Inc., Term Loan B-1,
                                                   4.0%, 3/10/18                                               $         1,914,140
            2,725,000                       B/B1   CPG International I, Inc., Term Loan, 5.75%,
                                                   9/21/19                                                               2,740,895
              800,847                      B+/B1   Custom Building Products, Inc., Term Loan,
                                                   5.75%, 3/19/15                                                          801,848
            1,741,250                     BB-/B1   Summit Materials LLC, Term Loan, 6.0%,
                                                   1/30/19                                                               1,758,844
                                                                                                               -------------------
                                                                                                               $         7,215,727
----------------------------------------------------------------------------------------------------------------------------------
                                                   Construction & Farm Machinery & Heavy Trucks -- 1.9%
            1,000,000                     NR/Ba2   GWF Energy, Term Loan, 4.75%, 11/25/18                      $           985,000
            1,886,064                     BB/Ba2   Manitowoc Co., Inc., Term Loan B, 5.25%,
                                                   11/13/17                                                              1,902,567
            1,450,000                     B+/Ba2   Navistar International Corp., Tranche B, Term
                                                   Loan, 7.0%, 7/16/14                                                   1,456,645
              945,450                      BB/NR   Terex Corp., New U.S. Term Loan, 4.5%, 4/28/17                          954,905
              865,385                     BB-/B2   Waupaca Foundry, Inc., Term Loan, 5.75%,
                                                   6/29/17                                                                 871,875
                                                                                                               -------------------
                                                                                                               $         6,170,992
----------------------------------------------------------------------------------------------------------------------------------
                                                   Electrical Components & Equipment -- 1.1%
            2,229,413                      B+/B1   Pelican Products, Inc., First Lien Term Loan, 7.0%,
                                                   7/11/18                                                     $         2,216,872
            1,225,000                    BB-/Ba2   WireCo WorldGroup, Inc., Term Loan, 6.0%,
                                                   2/15/17                                                               1,240,312
                                                                                                               -------------------
                                                                                                               $         3,457,184
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 15

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Industrial Conglomerates -- 0.6%
            1,742,158                      B+/B2   Pro Mach, Inc., Term Loan, 3.75%, 7/6/17                    $         1,757,402
----------------------------------------------------------------------------------------------------------------------------------
                                                   Industrial Machinery -- 0.8%
            2,103,660                      B+/B1   Schaeffler AG, USD Facility Term Loan C-2,
                                                   4.75%, 1/27/17                                              $         2,129,955
              482,639                     BB/Ba3   TriMas Co., LLC, Tranche B Term Loan, 3.75%,
                                                   10/11/19                                                                485,052
                                                                                                               -------------------
                                                                                                               $         2,615,007
----------------------------------------------------------------------------------------------------------------------------------
                                                   Trading Companies & Distributors -- 0.3%
            1,000,000                     BB/Ba1   Hertz Corp., Tranche B-1 Term Loan, 2.75%,
                                                   3/11/18                                                     $         1,002,500
                                                                                                               -------------------
                                                   Total Capital Goods                                         $        40,673,033
----------------------------------------------------------------------------------------------------------------------------------
                                                   COMMERCIAL & PROFESSIONAL SERVICES -- 6.0%
                                                   Commercial Printing -- 0.4%
            1,222,218                    BB-/Ba3   Cenveo Corp., Facility Term Loan B, 6.625%,
                                                   12/21/16                                                    $         1,234,440
----------------------------------------------------------------------------------------------------------------------------------
                                                   Diversified Support Services -- 1.3%
            1,289,300                       B/B1   InfoGroup, Inc., Term Loan B, 5.75%, 5/26/18                $         1,153,923
            1,159,147                    BB-/Ba3   KAR Auction Services, Inc., Term Loan, 5.0%,
                                                   5/19/17                                                               1,167,841
            1,843,621                      B/Ba3   Language Line LLC, Tranche B Term Loan, 5.00%,
                                                   6/20/16                                                               1,836,708
                                                                                                               -------------------
                                                                                                               $         4,158,472
----------------------------------------------------------------------------------------------------------------------------------
                                                   Environmental & Facilities Services -- 1.2%
            1,094,500                   BB+/Baa3   Convata Energy Corp., Term Loan, 4.0%,
                                                   3/28/19                                                     $         1,104,077
            1,296,955                      B+/B1   Waste Industries USA, Inc., Term Loan B, 4.75%,
                                                   3/17/17                                                               1,305,061
            1,427,326                      B+/B1   WCA Waste Corp., Term Loan, 5.5%, 3/23/18                             1,438,626
                                                                                                               -------------------
                                                                                                               $         3,847,764
----------------------------------------------------------------------------------------------------------------------------------
                                                   Environmental & Professional Services -- 0.2%
              495,833                     BB-/B1   Safety-Kleen Systems, Inc., Term Loan B, 5.0%,
                                                   2/21/17                                                     $           496,246
----------------------------------------------------------------------------------------------------------------------------------
                                                   Human Resource & Employment Services -- 0.5%
            1,647,555                    BB-/Ba3   On Assignment, Inc., Initial Term Loan B, 3.75%,
                                                   5/15/19                                                     $         1,655,793
----------------------------------------------------------------------------------------------------------------------------------
                                                   Office Services & Supplies -- 0.1%
              394,042                    BB+/Ba1   ACCO Brands Corp., Term Loan B, 4.25%,
                                                   5/1/19                                                      $           398,598
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Research & Consulting Services -- 0.8%
            2,636,044                     BB/Ba3   Wyle Services Corp., First Lien Term Loan, 5.0%,
                                                   3/26/17                                                     $         2,649,224
----------------------------------------------------------------------------------------------------------------------------------
                                                   Security & Alarm Services -- 1.5%
            1,029,325                     B+/Ba3   Allied Security Holdings LLC, First Lien Term
                                                   Loan, 5.25%, 2/4/17                                         $         1,033,185
              500,000                     BB/Ba1   Garda Security, Term Loan B, 4.5%, 11/13/19                             506,250
            2,407,900                      B/Ba3   Monitronics International, Inc., Term Loan,
                                                   4.25%, 3/23/18                                                        2,428,969
              829,555                      B+/B1   Protection One, Inc., Term Loan, 5.75%,
                                                   3/21/19                                                                 835,431
                                                                                                               -------------------
                                                                                                               $         4,803,835
                                                                                                               -------------------
                                                   Total Commercial &
                                                   Professional Services                                       $        19,244,372
----------------------------------------------------------------------------------------------------------------------------------
                                                   CONSUMER DURABLES & APPAREL -- 3.9%
                                                   Home Furnishings -- 0.9%
            1,000,000                      B+/B1   Serta Simmons Holdings LLC, Term Loan,
                                                   3.75%, 10/1/19                                              $         1,001,438
            1,725,000                      NR/NR   Temper Pedic International, Term Loan, 6.5%,
                                                   11/20/19                                                              1,735,512
                                                                                                               -------------------
                                                                                                               $         2,736,950
----------------------------------------------------------------------------------------------------------------------------------
                                                   Homebuilding -- 0.1%
            1,000,000(b)(c)(e)             NR/NR   WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                                                   7.75%, 7/30/09                                              $           360,000
            4,500,000(b)(c)(e)             NR/NR   WAICCS Las Vegas 3 LLC, Second Lien Term
                                                   Loan, 13.25%, 7/30/09                                                    22,500
                                                                                                               -------------------
                                                                                                               $           382,500
----------------------------------------------------------------------------------------------------------------------------------
                                                   Housewares & Specialties -- 2.2%
            1,488,665                    BB+/Ba1   Jarden Corp., Tranche B Term Loan, 3.0%,
                                                   3/31/18                                                     $         1,498,714
            1,249,242                    BB-/Ba3   Prestige Brands, Inc., Term B Loan, 4.0%,
                                                   1/31/19                                                               1,265,639
            2,550,000                      B+/B1   Reynolds Group Holdings, Inc., U.S. Term Loan,
                                                   4.75%, 9/28/18                                                        2,575,676
            1,661,650                      B+/B1   Yankee Candle Co., Inc., Initial Term Loan,
                                                   5.25%, 4/2/19                                                         1,681,036
                                                                                                               -------------------
                                                                                                               $         7,021,065
----------------------------------------------------------------------------------------------------------------------------------
                                                   Textiles -- 0.7%
            2,369,063                      B/Ba3   Klockner Pentaplast of America, Inc., (Kleopatra
                                                   Acquisition Corp), Term Loan B-1, 4.50%,
                                                   12/21/16                                                    $         2,389,792
                                                                                                               -------------------
                                                   Total Consumer Durables & Apparel                           $        12,530,307
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 17

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   CONSUMER SERVICES -- 10.6%
                                                   Casinos & Gaming -- 1.7%
              147,804                    BB+/Ba2   Ameristar Casinos, Inc., Term Loan B, 3.0%,
                                                   4/16/18                                                     $           149,075
            1,636,250                    BB-/Ba3   Boyd Gaming Corp., Increased Term Loan,
                                                   4.75%, 12/17/15                                                       1,653,781
            1,167,000                       B/B2   Caesars Entertainment Operating Co., Inc.,
                                                   Term Loan B-4, 7.50%, 10/31/16                                        1,192,966
            1,200,000                       B/B2   Caesars Entertainment Operating Co., Inc.,
                                                   Term Loan B-6, 5.25%, 1/28/18                                         1,074,833
               28,398                   BBB-/Ba2   Las Vegas Sands LLC, Delayed Draw I Term
                                                   Loan, 2.71%, 11/23/16                                                    28,440
              141,292                   BBB-/Ba2   Las Vegas Sands LLC, Tranche B Term Loan,
                                                   2.71%, 11/23/16                                                         141,504
            1,089,525                    BB+/Ba1   Pinnacle Entertainment, Inc., Series A
                                                   Incremental Term Loan, 3.0%, 3/19/19                                  1,099,058
                                                                                                               -------------------
                                                                                                               $         5,339,657
----------------------------------------------------------------------------------------------------------------------------------
                                                   Education Services -- 1.8%
            2,063,342                      B-/B1   Ascend Learning LLC, First Lien Term Loan,
                                                   5.25%, 5/23/17                                              $         2,065,405
            3,780,010                    BB-/Ba2   Bright Horizons Family Solutions, Inc., Tranche B
                                                   Term Loan, 6.25%, 5/28/15                                             3,791,822
                                                                                                               -------------------
                                                                                                               $         5,857,227
----------------------------------------------------------------------------------------------------------------------------------
                                                   Hotels, Resorts & Cruise Lines -- 0.8%
            1,728,125                     NR/Ba2   Seven Sea Cruises, Inc., Term Loan B, 6.25%,
                                                   12/21/18                                                    $         1,754,047
            1,034,199                       B/B3   Yellowstone Mountain Club LLC, Senior First
                                                   Lien Term Loan, 6.0%, 7/16/14                                           987,660
                                                                                                               -------------------
                                                                                                               $         2,741,707
----------------------------------------------------------------------------------------------------------------------------------
                                                   Internet Software & Services -- 0.3%
            1,000,000                       B/B1   Sabre, Inc., Incremental Term Loan, 6.0%,
                                                   12/29/17                                                    $         1,012,917
----------------------------------------------------------------------------------------------------------------------------------
                                                   Leisure Facilities -- 0.9%
            1,677,479                     BB/Ba2   Cedar Fair, LP, U.S. Term Loan-1, 4.0%,
                                                   12/15/17                                                    $         1,693,554
            1,150,000                     BB+/B1   Six Flags Theme Parks, Inc., Tranche B Term
                                                   Loan, 3.25%, 12/20/18                                                 1,157,183
                                                                                                               -------------------
                                                                                                               $         2,850,737
----------------------------------------------------------------------------------------------------------------------------------
                                                   Restaurants -- 3.9%
            1,122,000                     BB/Ba3   Burger King Corp., Tranche B Term Loan, 3.75%,
                                                   9/28/19                                                     $         1,128,452
              212,095                    BB-/Ba2   DineEquity, Inc., Term Loan B-1, 3.0%,
                                                   10/19/17                                                                214,127

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Restaurants -- (continued)
            3,952,416                      B+/B2   Dunkin Brands, Inc., Term Loan B-2, 4.0%,
                                                   11/23/17                                                    $         3,975,198
            3,233,750                      B+/B1   Landry's Inc., Term Loan B, 6.5%, 4/24/18                             3,273,363
            1,791,542                     NR/Ba3   NPC International, Inc., Term Loan, 3.25%,
                                                   12/28/18                                                              1,809,457
            2,190,000                     BB-/B1   Wendy's International, Inc., Term Loan B,
                                                   4.75%, 5/15/19                                                        2,212,877
                                                                                                               -------------------
                                                                                                               $        12,613,474
----------------------------------------------------------------------------------------------------------------------------------
                                                   Specialized Consumer Services -- 1.2%
            3,801,211                      B+/B1   Wash MultiFamily Laundry Systems LLC, Term
                                                   Loan, 5.0%, 8/28/14                                         $         3,801,211
                                                                                                               -------------------
                                                   Total Consumer Services                                     $        34,216,930
----------------------------------------------------------------------------------------------------------------------------------
                                                   DIVERSIFIED FINANCIALS -- 1.6%
                                                   Consumer Finance -- 0.8%
            2,550,000                    CCC+/B3   Springleaf Financial Funding Co., Initial
                                                   Term Loan, 5.5%, 5/10/17                                    $         2,522,376
----------------------------------------------------------------------------------------------------------------------------------
                                                   Investment Banking & Brokerage -- 0.1%
              547,250                    BB-/Ba2   LPL Holdings, Inc., Initial Tranche B Term Loan,
                                                   4.0%, 3/29/19                                               $           550,260
----------------------------------------------------------------------------------------------------------------------------------
                                                   Other Diversified Financial Services -- 0.7%
              369,473                      B-/B3   BNY ConvergEX Group LLC, Second Lien (EZE)
                                                   Term Loan, 8.75%, 12/17/17                                  $           348,228
              880,527                      B-/B3   BNY ConvergEX Group LLC, Second Lien (TOP)
                                                   Term Loan, 8.75%, 12/17/17                                              829,897
              989,394                     BB/Ba2   Ship Luxco 3 S.a.r.l. (RBS Worldpay), Facility
                                                   Term Loan B2A, 5.25%, 11/30/17                                          996,814
                                                                                                               -------------------
                                                                                                               $         2,174,939
                                                                                                               -------------------
                                                   Total Diversified Financials                                $         5,247,575
----------------------------------------------------------------------------------------------------------------------------------
                                                   ENERGY -- 4.4%
                                                   Coal & Consumable Fuels -- 0.3%
            1,000,000                      NR/NR   PT Bumi Resources Tbk, Term Loan, 11.208%,
                                                   8/7/13                                                      $           969,000
----------------------------------------------------------------------------------------------------------------------------------
                                                   Environmental Facilities & Services -- 0.4%
            1,427,593                      NR/B3   Aquilex Holdings LLC, Term Loan,
                                                   8.75%, 4/1/16                                               $         1,434,731
----------------------------------------------------------------------------------------------------------------------------------
                                                   Integrated Oil & Gas -- 0.3%
            1,014,303                   BBB/Baa2   Glenn Pool Oil & Gas Trust 1, Term Loan, 4.00%,
                                                   5/2/16                                                      $         1,019,375
----------------------------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Equipment & Services -- 0.5%
            2,031,954                    CCC+/B3   Frac Tech Services, Term Loan, 8.5%, 5/6/16                 $         1,744,093
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 19

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Exploration & Production -- 2.2%
            1,600,000                    BB-/Ba3   Chesapeake Energy Corp., Term Loan, 5.75%,
                                                   12/2/17                                                     $         1,575,752
            2,500,000                      NR/NR   EP Energy LLC, Tranche B-1 Term Loan, 5.0%,
                                                   5/24/18                                                               2,530,212
            1,500,000                    BB/Baa1   Plains Exploration & Production, Inc., Term
                                                   Loan B, 3.0%, 11/30/19                                                1,510,547
            1,300,000                      B+/B1   Samson Investment Co., Initial Term Loan,
                                                   4.75%, 9/25/18                                                        1,310,911
                                                                                                               -------------------
                                                                                                               $         6,927,422
----------------------------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Refining & Marketing -- 0.5%
            1,563,904                     BB/Ba2   Pilot Travel Centers LLC, Refinancing Tranche B
                                                   Term Loan, 3.75%, 3/30/18                                   $         1,574,655
----------------------------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Storage & Transportation -- 0.2%
              497,500                    BB-/Ba3   Gibson Energy ULC, Tranche B Term Loan, 4.75%,
                                                   6/15/18                                                     $           502,889
                                                                                                               -------------------
                                                   Total Energy                                                $        14,172,165
----------------------------------------------------------------------------------------------------------------------------------
                                                   FOOD & STAPLES RETAILING -- 0.7%
                                                   Drug Retail -- 0.5%
            1,581,811                      B+/B2   Rite Aid Corp., Tranche 5 Term Loan, 3.25%,
                                                   3/3/18                                                      $         1,580,493
----------------------------------------------------------------------------------------------------------------------------------
                                                   Food Retail -- 0.2%
              621,875                      B+/B1   Roundy's Supermarkets, Inc., Tranche B Term
                                                   Loan, 5.75%, 2/13/19                                        $           587,543
                                                                                                               -------------------
                                                   Total Food & Staples Retailing                              $         2,168,036
----------------------------------------------------------------------------------------------------------------------------------
                                                   FOOD, BEVERAGE & TOBACCO -- 3.3%
                                                   Packaged Foods & Meats -- 3.3%
              590,000                       B/B1   AdvancePierre Foods, Inc., First Lien Term Loan,
                                                   4.5%, 7/10/17                                               $           597,375
              950,000                      BB/NR   Aramark Canada, Ltd., Extended Canadian Term
                                                   Loan B, 3.612%, 7/26/16                                                 950,000
            2,226,610                      B/Ba3   Del Monte Foods Co., Initial Term Loan, 4.5%,
                                                   3/8/18                                                                2,231,007
            1,221,938                      NR/B2   Heartshide Food Solutions LLC, Term Loan A,
                                                   6.5%, 6/7/18                                                          1,221,937
            1,525,288                      B+/B1   Michael Foods Group, Inc., Facility Term Loan B,
                                                   4.25%, 2/25/18                                                        1,537,681
            1,335,644                     B+/Ba3   Pinnacle Foods Finance LLC, Term Loan,
                                                   2.5%, 4/2/14                                                          1,338,426
            1,745,625                     B+/Ba3   Pinnacle Foods Finance LLC, Tranche F Term
                                                   Loan, 3.25%, 10/17/18                                                 1,759,372
              952,000                     BB-/B1   Windsor Quality Food Co., Ltd., Tranche B Term
                                                   Loan, 5.0%, 2/16/17                                                     952,000
                                                                                                               -------------------
                                                   Total Food, Beverage & Tobacco                              $        10,587,798
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   HEALTH CARE EQUIPMENT & SERVICES -- 19.0%
                                                   Health Care Equipment -- 1.2%
              556,378                      B+/NR   Fenwal, Inc., Delayed Draw First Lien Term Loan,
                                                   2.25%, 2/28/14                                              $           556,378
            3,244,346                      B+/NR   Fenwal, Inc., Initial First Lien Term Loan, 2.25%,
                                                   2/28/14                                                               3,244,346
                                                                                                               -------------------
                                                                                                               $         3,800,724
----------------------------------------------------------------------------------------------------------------------------------
                                                   Health Care Equipment & Services -- 1.4%
              231,413                  BBB-/Baa2   Fresenius SE, Tranche D-1 Dollar Term Loan,
                                                   2.5%, 9/10/14                                               $           232,353
              132,189                  BBB-/Baa2   Fresenius SE, Tranche D-2 Term Loan, 2.5%,
                                                   9/10/14                                                                 132,795
            1,995,000                   BBB-/Ba2   Hologic, Inc., Tranche B Term Loan,
                                                   3.5%, 8/1/19                                                          2,018,691
              486,325                    BB-/Ba2   Kinetic Concepts, Inc., Dollar C-1 Term Loan,
                                                   5.5%, 5/4/18                                                            490,733
            1,698,367                     BB-/B1   Onex Carestream Finance, LP, Term Loan, 5.0%,
                                                   2/25/17                                                               1,694,121
                                                                                                               -------------------
                                                                                                               $         4,568,693
----------------------------------------------------------------------------------------------------------------------------------
                                                   Health Care Facilities -- 5.3%
            2,314,238                       B/B1   Ardent Medical Services, Inc., Term Loan, 5.0%,
                                                   9/15/15                                                     $         2,321,470
            1,116,865                     BB/Ba3   CHS/Community Health Systems, Inc., Extended
                                                   Term Loan, 3.862%, 1/25/17                                            1,125,474
            3,471,473                     BB/Ba3   HCA, Inc., Tranche B-2 Term Loan, 3.499%,
                                                   3/31/17                                                               3,481,689
            2,698,472                     BB/Ba3   HCA, Inc., Tranche B-3 Term Loan, 3.612250%,
                                                   5/1/18                                                                2,706,265
            1,625,250                      B/Ba3   Iasis Healthcare LLC, Term Loan B, 5.0%, 5/3/18                       1,632,869
              800,000                      NR/B3   Kindred Healthcare, Inc., Incremental Term Loan,
                                                   5.25%, 6/1/18                                                           789,494
              300,000                     B+/Ba3   Kindred Healthcare, Inc., Term Loan, 5.25%,
                                                   6/1/18                                                                  296,060
            2,168,697(f)                 CCC-/B2   LifeCare Holdings, Term Loan, 8.093%, 2/1/16                          2,034,509
            2,039,188                    BB-/Ba3   Select Medical Corp., Tranche B Term Loan, 6.0%,
                                                   6/1/18                                                                2,051,932
              589,727                    BB+/Ba2   Universal Health Services, Inc., 2011 Tranche B
                                                   Term Loan, 3.75%, 11/15/16                                              592,676
                                                                                                               -------------------
                                                                                                               $        17,032,438
----------------------------------------------------------------------------------------------------------------------------------
                                                   Health Care Services -- 7.1%
              626,996                      B+/B2   AccentCare, Inc., Term Loan, 5.0%, 12/22/16                 $           485,922
              542,541                     B+/Ba3   Alliance HealthCare Services, Inc., Initial Term
                                                   Loan, 7.25%, 6/1/16                                                     535,081

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 21

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Health Care Services -- (continued)
              875,000                     B+/Ba3   BSN Medical Luxembourg Holding, S.a.r.l.
                                                   (P & F Capital), Facility Term Loan B-1A,
                                                   5.0%, 8/28/19                                               $           880,834
            2,204,443                      B-/B3   CCS Medical, Inc., First Lien Term Loan, 8.25%,
                                                   3/31/15                                                               2,083,199
              908,686(f)                CCC/Caa2   CCS Medical, Inc., Second Lien Term Loan,
                                                   10.25%, 3/31/16                                                         788,285
            1,400,000                    BB-/Ba2   Davita, Inc., Term Loan B2, 4.0%, 11/1/19                             1,407,286
            1,483,817                       B/B1   Gentiva Health Services, Inc., Term Loan B-1,
                                                   6.5%, 8/17/16                                                         1,469,597
            1,425,948                     B+/Ba3   Inventiv Health, Inc., Consolidated Term Loan,
                                                   5.0%, 8/4/16                                                          1,384,238
            2,350,000                    BB-/Ba3   MModal, Inc., Term Loan B, 6.75%, 8/17/19                             2,339,719
            2,506,825                      NR/NR   National Mentor Holdings, Inc., Tranche B-1 Term
                                                   Loan, 5.25%, 2/9/17                                                   2,511,004
            1,074,526                       B/B2   National Specialty Hospitals, Inc., Initial Term
                                                   Loan, 6.5%, 2/3/17                                                    1,050,349
            2,123,125                      B+/B1   Rural/Metro Operating Co., LLC, First Lien Term
                                                   Loan, 5.75%, 6/30/18                                                  2,107,201
            2,022,222                    BB-/Ba1   Sun Healthcare Group, Inc., Term Loan, 8.75%,
                                                   10/18/16                                                              2,014,639
            1,335,994                       B/B2   Surgery Center Holdings, Inc., Term Loan, 5.0%,
                                                   2/6/17                                                                1,329,314
              740,625                      B/Ba3   Valitas Health Services, Inc., Term Loan B, 5.75%,
                                                   6/2/17                                                                  739,699
            2,210,625                      B+/B1   Virtual Radiologic Corp., Term Loan A, 7.75%,
                                                   12/22/16                                                              1,934,297
                                                                                                               -------------------
                                                                                                               $        23,060,664
----------------------------------------------------------------------------------------------------------------------------------
                                                   Health Care Supplies -- 0.9%
              719,093                     B+/Ba3   Alere, Inc., Term Loan B, 3.75%, 6/30/17                    $           722,389
            1,501,238                      B+/B1   Bausch & Lomb, Inc., Parent Term Loan, 4.25%,
                                                   5/17/19                                                               1,524,158
              519,973                     BB/Ba3   Butler Animal Health Supply LLC, Tranche B Term
                                                   Loan, 4.5%, 12/31/15                                                    521,273
                                                                                                               -------------------
                                                                                                               $         2,767,820
----------------------------------------------------------------------------------------------------------------------------------
                                                   Health Care Technology -- 1.8%
              750,000                     B+/Ba3   ConvaTec, Inc., Dollar Term Loan, 5.0%,
                                                   12/22/16                                                    $           758,438
            2,129,300                    BB-/Ba3   Emdeon, Inc., Term Loan B-1, 5.0%, 11/2/18                            2,155,916
            1,143,041                    BB-/Ba3   MedAssets, Inc., Term Loan, 3.75%, 11/16/16                           1,147,328
            1,095,000                   CCC/Caa3   Medical Card System, Inc., Term Loan, 10.0%,
                                                   9/17/15                                                                 930,750

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Health Care Technology -- (continued)
               99,490                       B/NR   Physician Oncology Services, LP, Delayed Draw
                                                   Term Loan, 7.75%, 1/31/17                                   $            95,510
              818,923                       B/B2   Physician Oncology Services, LP, Effective Date
                                                   Term Loan, 7.75%, 1/31/17                                               786,166
                                                                                                               -------------------
                                                                                                               $         5,874,108
----------------------------------------------------------------------------------------------------------------------------------
                                                   Healthcare Services -- 0.1%
              500,000                      NR/NR   Air Medical Group Holdings, Inc., 5.25%,
                                                   6/30/18                                                     $           504,375
----------------------------------------------------------------------------------------------------------------------------------
                                                   Managed Health Care -- 1.2%
            1,277,719                      B+/B1   Aveta, Inc., MMM Facility Term Loan, 8.5%,
                                                   4/4/17                                                      $         1,277,719
            1,277,719                      B+/B1   Aveta, Inc., NAMM Facility Term Loan, 8.5%,
                                                   4/4/17                                                                1,286,234
            1,300,000                      B+/B1   MMM Holdings, Inc., MMM Term Loan, 8.25%,
                                                   10/26/17                                                              1,293,500
                                                                                                               -------------------
                                                                                                               $         3,857,453
                                                                                                               -------------------
                                                   Total Health Care Equipment & Services                      $        61,466,275
----------------------------------------------------------------------------------------------------------------------------------
                                                   HOUSEHOLD & PERSONAL PRODUCTS -- 2.0%
                                                   Household Products -- 1.1%
            1,190,000                      B/Ba3   Spectrum Brands Holdings, Term Loan, 5.0%,
                                                   10/9/19                                                     $         1,199,987
            1,521,397                      B/Ba3   Spectrum Brands, Inc., New Term Loan, 6.25%,
                                                   6/17/16                                                               1,521,397
              895,806                     B+/Ba3   SRAM LLC, First Lien Term Loan, 5.75%, 6/7/18                           904,764
                                                                                                               -------------------
                                                                                                               $         3,626,148
----------------------------------------------------------------------------------------------------------------------------------
                                                   Personal Products -- 0.9%
              344,571                    BB-/Ba3   NBTY, Inc., Term Loan B-1, 3.25%, 10/1/17                   $           348,137
            2,444,063                    BB-/Ba3   Revlon Consumer Products Corp., Term Loan B,
                                                   3.5%, 11/19/17                                                        2,460,010
                                                                                                               -------------------
                                                                                                               $         2,808,147
                                                                                                               -------------------
                                                   Total Household & Personal Products                         $         6,434,295
----------------------------------------------------------------------------------------------------------------------------------
                                                   INSURANCE -- 3.0%
                                                   Insurance Brokers -- 1.9%
            1,000,000                    CCC+/B3   AmWINS Group, Inc., Second Lien, Term Loan,
                                                   9.25%, 12/6/19                                              $         1,007,500
              824,606                      B+/B1   HUB International, Ltd., 2017 Additional Term
                                                   Loan, 4.75%, 12/13/17                                                   834,914
            3,876,460                      B+/B1   HUB International, Ltd., 2017 Initial Term Loan,
                                                   6.75%, 6/13/17                                                        3,917,163
              485,000                       B/B1   U.S.I. Holdings Corp., New Term Loan Series C,
                                                   7.0%, 5/5/14                                                            487,425
                                                                                                               -------------------
                                                                                                               $         6,247,002
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 23

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Life & Health Insurance -- 0.3%
            1,000,000                     NR/Ba3   CNO Financial Group, Inc., Tranche B-2
                                                   Term Loan 5.0%, 9/28/18                                     $         1,007,970
----------------------------------------------------------------------------------------------------------------------------------
                                                   Property & Casualty Insurance -- 0.8%
            2,500,000                      B-/B2   Confie Seguros Holding II Co., First Lien Term
                                                   Loan B, 6.5%, 11/9/18                                       $         2,485,937
                                                                                                               -------------------
                                                   Total Insurance                                             $         9,740,909
----------------------------------------------------------------------------------------------------------------------------------
                                                   MATERIALS -- 10.9%
                                                   Aluminum -- 1.1%
            1,378,075                     B+/Ba2   Noranda Aluminum Acquisition Corp., Term Loan
                                                   B, 4.5%, 2/28/19                                            $         1,389,272
            2,210,625                    BB-/Ba2   Novelis, Inc., Term Loan, 4.0%, 3/10/17                               2,222,129
                                                                                                               -------------------
                                                                                                               $         3,611,401
----------------------------------------------------------------------------------------------------------------------------------
                                                   Commodity Chemicals -- 0.6%
            1,194,000                     BB-/B1   Taminco Global Chemical Corp., Tranche B-1
                                                   Dollar Term Loan, 5.25%, 2/15/19                            $         1,207,432
              627,000                   BBB-/Ba2   Tronox Pigments (Netherlands) B.V., Closing
                                                   Date Term Loan, 3.25%, 2/8/18                                           631,964
              171,000                   BBB-/Ba2   Tronox Pigments (Netherlands) B.V.,
                                                   Delayed Draw Term Loan, 3.25%, 2/8/18                                   172,336
                                                                                                               -------------------
                                                                                                               $         2,011,732
----------------------------------------------------------------------------------------------------------------------------------
                                                   Diversified Chemicals -- 1.9%
              329,994                   BBB-/Ba1   Celanese US Holdings LLC, Dollar Term Loan C,
                                                   2.75%, 10/31/16                                             $           333,200
            1,168,544                       B/B1   General Chemical Corp., New Tranche B Term
                                                   Loan, 3.5%, 10/6/15                                                   1,174,874
            1,243,750                      B+/B1   Ineos US Finance LLC, Cash Dollar Term Loan,
                                                   5.25%, 5/4/18                                                         1,262,073
            1,871,500                       B/B1   Nexeo Solutions LLC, Initial Term Loan, 5.0%,
                                                   9/8/17                                                                1,837,969
            1,444,275                      B+/B2   Univar, Inc., Term Loan B, 5.0%, 6/30/17                              1,437,153
                                                                                                               -------------------
                                                                                                               $         6,045,269
----------------------------------------------------------------------------------------------------------------------------------
                                                   Diversified Metals & Mining -- 1.9%
            1,913,407                     BB-/B1   Fairmount Minerals, Ltd., Tranche B Term Loan,
                                                   4.0%, 3/15/17                                               $         1,913,750
            2,481,250                      B+/B2   Preferred Proppants LLC, Initial Term Loan B,
                                                   6.0%, 12/15/16                                                        2,307,563
              395,001                    BB+/Ba1   SunCoke Energy, Inc., Tranche B Term Loan,
                                                   4.0%, 7/26/18                                                           395,988
            1,036,875                     BB-/B1   U.S. Silica Co., Term Loan, 4.75%, 6/8/17                             1,041,411
              511,726                     B+/Ba3   Walter Energy, Inc., Term Loan B,
                                                   4.75%, 4/1/18                                                           513,965
                                                                                                               -------------------
                                                                                                               $         6,172,677
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Metal & Glass Containers -- 0.6%
              195,000                      B/Ba3   BWAY Holding Co., Initial Term Loan, 3.25%,
                                                   8/6/17                                                      $           197,133
            1,684,183                       B/B1   Tank Holding Corp., Initial Term Loan, 4.25%,
                                                   7/9/19                                                                1,691,198
                                                                                                               -------------------
                                                                                                               $         1,888,331
----------------------------------------------------------------------------------------------------------------------------------
                                                   Paper Packaging -- 1.0%
            2,216,938                       B/B2   Exopack LLC/Cello-Foil Products, Inc., Term
                                                   Loan B, 6.5%, 5/31/17                                       $         2,215,552
              885,000                     BB/Ba1   Sealed Air Corp., Facility Term Loan B-1, 3.0%,
                                                   10/3/18                                                                 894,265
                                                                                                               -------------------
                                                                                                               $         3,109,817
----------------------------------------------------------------------------------------------------------------------------------
                                                   Paper Products -- 0.1%
              209,170                    BB-/Ba3   Ranpak Corp., First Lien USD Term Loan, 3.5%,
                                                   4/20/17                                                     $           209,693
----------------------------------------------------------------------------------------------------------------------------------
                                                   Specialty Chemicals -- 2.5%
            4,000,000                    BB+/Ba1   Chemtura Corp., Facility Term Loan, 5.5%,
                                                   8/29/16                                                     $         4,055,000
            1,831,500                    BB-/Ba2   Harko C.V. (OM Group, Inc.), Dollar Term Loan B,
                                                   4.25%, 8/2/17                                                         1,852,104
              153,156                    BB+/Ba1   Huntsman International LLC, Extended Term B
                                                   Loan, 2.757%, 4/19/17                                                   153,232
            1,017,312                    BB-/Ba1   PolyOne Corp., Term Loan B, 5.0%, 12/20/17                            1,027,486
            1,000,000                      B+/B2   PQ Corp., Term Loan B, 5.25%, 5/8/17                                  1,005,417
                                                                                                               -------------------
                                                                                                               $         8,093,239
----------------------------------------------------------------------------------------------------------------------------------
                                                   Steel -- 1.2%
              500,000                       B/B1   Essar Steel Algoma, Inc., Term Loan, 7.5%,
                                                   9/19/14                                                     $           490,000
            2,500,000                      NR/NR   FMG Resources (August 2006) Pty, Ltd., Term
                                                   Loan, 5.25%, 10/18/17                                                 2,509,823
              894,210                      BB/B1   JMC Steel Group, Inc., Term Loan, 4.75%,
                                                   4/1/17                                                                  903,152
                                                                                                               -------------------
                                                                                                               $         3,902,975
                                                                                                               -------------------
                                                   Total Materials                                             $        35,045,134
----------------------------------------------------------------------------------------------------------------------------------
                                                   MEDIA -- 16.6%
                                                   Advertising -- 2.2%
              922,688                      NR/NR   Acosta, Inc., Term Loan D, 5.0%, 3/2/18                     $           928,454
            1,473,750                      B+/NR   Advantage Sales & Marketing, Inc., First Lien
                                                   Term Loan, 5.25%, 12/17/17                                            1,479,277
            3,412,603                     B+/Ba3   Affinion Group, Inc., Tranche B Term Loan, 6.50%,
                                                   10/9/16                                                               3,167,626
              500,000                       B/B1   Getty Images, Inc., New Initial Term Loan, 3.5%,
                                                   10/18/19                                                                502,937

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 25

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Advertising -- (continued)
            1,103,178                   BB+/Baa3   Lamar Media Corp., Term Loan B, 4.0%,
                                                   12/30/16                                                    $         1,113,060
                                                                                                               -------------------
                                                                                                               $         7,191,354
----------------------------------------------------------------------------------------------------------------------------------
                                                   Broadcasting -- 6.5%
            7,462,500                    BB-/Ba2   Cequel Communications LLC, Term Loan, 4.0%,
                                                   2/14/19                                                     $         7,496,484
              476,027                    BB-/Ba3   Entercom Radio LLC, Term Loan B, 3.75%,
                                                   11/23/18                                                                478,170
            1,503,608                      B+/B2   FoxCo Acquisition Sub LLC, Initial Term Loan,
                                                   4.5%, 7/14/17                                                         1,526,162
              212,730                     B+/Ba3   Hubbard Radio LLC, First Lien Term Loan,
                                                   3.75%, 4/28/17                                                          214,325
            1,241,147                    BB+/Ba1   Sinclair Television Group, Inc., New Tranche B
                                                   Term Loan, 4.0%, 10/28/16                                             1,250,952
              748,125                     B+/Ba3   Thomas Reuters, Inc., New Tranche B Term Loan,
                                                   5.75%, 6/6/19                                                           750,182
            1,762,544                    BB-/Ba3   TWCC Holding Corp., 2011 Term Loan, 3.25%,
                                                   2/13/17                                                               1,783,108
            7,768,290                      B+/B2   Univision Communications, Inc., Extended First
                                                   Lien Term Loan, 4.25%, 3/31/17                                        7,597,636
                                                                                                               -------------------
                                                                                                               $        21,097,019
----------------------------------------------------------------------------------------------------------------------------------
                                                   Cable & Satellite -- 5.2%
            3,314,924                    BB+/Ba1   Charter Communications Operating LLC, Term
                                                   Loan C, 3.25%, 9/6/16                                       $         3,335,642
              980,075                    BB+/Ba1   Charter Communications Operating LLC, Term
                                                   Loan D, 3.0%, 5/15/19                                                   988,958
            1,000,000                    B-/Caa1   Hargray Acquisition Co., Second Lien Term Loan,
                                                   5.5%, 1/29/15                                                           935,000
            1,200,000                    BB-/Ba2   Kabel Deutschland Gmbh, Facility Term Loan F,
                                                   3.25%, 2/1/19                                                         1,205,357
            1,955,000                    BB-/Ba3   MCC Iowa LLC, Tranche F Term Loan, 4.5%,
                                                   10/23/17                                                              1,953,778
            1,750,000                      NR/NR   MCC Iowa LLC, Tranche G Term Loan, 4.0%,
                                                   1/20/20                                                               1,754,375
            3,745,613                    BB-/Ba3   Telesat Canada, U.S. Term Loan B, 4.25%,
                                                   3/28/19                                                               3,765,258
            2,806,965                       B/B1   WideOpenWest Finance LLC, Term Loan, 6.25%,
                                                   7/17/18                                                               2,842,372
                                                                                                               -------------------
                                                                                                               $        16,780,740
----------------------------------------------------------------------------------------------------------------------------------
                                                   Movies & Entertainment -- 1.3%
            1,414,313                    BB-/Ba2   AMC Entertainment, Inc., Term Loan B-3, 3.75%,
                                                   2/22/18                                                     $         1,427,123
            1,108,676                     NR/Ba1   Cinedigm Digital Funding I LLC, Term Loan, 5.25%,
                                                   4/29/16                                                               1,113,526
            1,087,451                   CCC/Caa1   Lodgenet Interactive Corp., Closing Date Term
                                                   Loan, 7.0%, 4/4/14                                                      826,463

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Movies & Entertainment -- (continued)
              750,000                    BB-/Ba2   WMG Acquisitions Corp., Initial Term Loan, 5.25%,
                                                   11/1/18                                                     $           757,813
                                                                                                               -------------------
                                                                                                               $         4,124,925
----------------------------------------------------------------------------------------------------------------------------------
                                                   Publishing -- 1.4%
              974,359                  CCC+/Caa2   Cengage Learning Acquisitions, Inc., Term Loan,
                                                   2.71%, 7/3/14                                               $           743,680
              960,175                      NR/B2   Houghton Mifflin Co., Term Loan, 6.0%,
                                                   5/22/18                                                                 973,377
            1,637,764                    BB-/Ba3   Interactive Data Corp., Term Loan B, 4.5%,
                                                   2/11/18                                                               1,650,448
          EUR 895,659(f)                   B/Ba3   Mediannuaire Holding, Term Loan B-2, 2.25%,
                                                   10/13/14                                                                283,757
          EUR 894,987                      B/Ba3   Mediannuaire Holding, Term Loan C, 2.75%,
                                                   10/12/15                                                                289,361
              498,750                    BB-/Ba3   MTL Publishing LLC, Term Loan B, 4.25%,
                                                   6/29/18                                                                 504,829
                                                                                                               -------------------
                                                                                                               $         4,445,452
                                                                                                               -------------------
                                                   Total Media                                                 $        53,639,490
----------------------------------------------------------------------------------------------------------------------------------
                                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                                   LIFE SCIENCES -- 4.4%
                                                   Biotechnology -- 2.2%
              600,000                      BB/B1   Alkermes, Inc., 2019 Term Loan,
                                                   3.5%, 9/25/19                                               $           605,499
            3,031,013                      BB/B2   Aptalis Pharma, Inc., Term Loan B-1, 5.5%,
                                                   2/11/17                                                               3,040,484
            1,529,751                    BB+/Ba2   Grifols, Inc., New U.S. Tranche B Term Loan, 3.5%,
                                                   6/1/17                                                                1,549,446
              359,700                   BBB-/Ba3   Warner Chilcott Co., LLC, Term Loan B-2, 4.25%,
                                                   3/15/18                                                                 361,536
              992,597                   BBB-/Ba3   Warner Chilcott Corp., Term Loan B-1, 4.25%,
                                                   3/15/18                                                                 997,664
              494,587                   BBB-/Ba3   WC Luxco S.a.r.l., Term Loan B-3, 4.25%,
                                                   3/15/18                                                                 497,111
                                                                                                               -------------------
                                                                                                               $         7,051,740
----------------------------------------------------------------------------------------------------------------------------------
                                                   Pharmaceuticals -- 2.2%
            1,575,000                       B/B1   AssuraMed Holding, Inc., First Lien Initial Term
                                                   Loan, 5.5%, 10/24/19                                        $         1,587,797
            2,669,325(f)                 CCC+/NR   Graceway Pharmaceuticals LLC, Mezzanine Term
                                                   Loan, 14.0%, 11/1/13                                                      7,509
            1,113,043                      NR/B1   Harvard Drug Group, LLC, Term Loan, 4.75%,
                                                   10/29/19                                                              1,121,855
            1,060,673                      B+/B2   Medpace Intermediateco, Inc., Term Loan B,
                                                   5.0%, 6/19/17                                                         1,018,246
            1,500,000                      B+/B1   Par Pharmaceutical Cos., Inc., Term Loan B, 5.0%,
                                                   9/30/19                                                               1,499,062

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 27

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Pharmaceuticals -- (continued)
            1,000,000                   BBB-/Ba1   Valeant Pharmaceuticals International, Inc.,
                                                   Tranche B Term Loan, Series C, 3.25%,
                                                   9/27/19                                                     $         1,004,583
              750,000                      NR/NR   Valeant Pharmaceuticals International, Inc.,
                                                   Tranche B Term Loan, Series D, 3.25%,
                                                   2/13/19                                                                 754,286
                                                                                                               -------------------
                                                                                                               $         6,993,338
                                                                                                               -------------------
                                                   Total Pharmaceuticals, Biotechnology &
                                                   Life Sciences                                               $        14,045,078
----------------------------------------------------------------------------------------------------------------------------------
                                                   REAL ESTATE -- 1.5%
                                                   Real Estate Services -- 1.5%
            1,400,000                     BB-/B1   Altisource Solutions, S.a.r.l, Term Loan B, 4.5%,
                                                   11/27/19                                                    $         1,405,250
              987,500                     BB/Ba1   CB Richard Ellis Services, Inc., Incremental
                                                   Tranche C Term Loan, 3.459%, 3/4/18                                     989,969
              987,500                     BB/Ba1   CB Richard Ellis Services, Inc., Incremental
                                                   Tranche D Term Loan, 3.708%, 9/4/19                                     989,969
            1,500,000                      NR/B1   GCA Services Group, Inc., First Lien Initial Term
                                                   Loan, 5.25%, 11/1/19                                                  1,499,370
                                                                                                               -------------------
                                                   Total Real Estate                                           $         4,884,558
----------------------------------------------------------------------------------------------------------------------------------
                                                   RETAILING -- 5.2%
                                                   Apparel Retail -- 1.0%
            2,344,824                      B-/B2   Gymboree Corp., Term Loan, 5.0%, 2/23/18                    $         2,265,848
              647,986(f)                   NR/NR   Johnny Appleseed's, Inc., First Lien Second Out
                                                   Term Loan, 6.5%, 4/25/16                                                437,390
              145,331(f)                   NR/NR   Johnny Appleseed's, Inc., Junior Term Loan,
                                                   8.0%, 4/25/17                                                            43,599
              619,910                     BB/Ba3   Lord & Taylor Holdings LLC, Term Loan, 5.75%,
                                                   1/11/19                                                                 626,206
                                                                                                               -------------------
                                                                                                               $         3,373,043
----------------------------------------------------------------------------------------------------------------------------------
                                                   Automotive Retail -- 0.8%
            2,000,000                      B+/B1   ARC Automotive Group, Inc., Term Loan, 6.25%,
                                                   11/15/18                                                    $         1,985,000
              550,000                     BB/Ba1   Avis Budget Car Rental LLC, Tranche C Term
                                                   Loan, 4.25%, 3/15/19                                                    556,531
                                                                                                               -------------------
                                                                                                               $         2,541,531
----------------------------------------------------------------------------------------------------------------------------------
                                                   Computer & Electronics Retail -- 0.6%
            1,891,062                       B/B2   Targus Group International, Inc., Term Loan,
                                                   9.5%, 5/24/16                                               $         1,900,518
----------------------------------------------------------------------------------------------------------------------------------
                                                   General Merchandise Stores -- 2.2%
            2,841,135                    BBB/Ba1   Dollar General Corp., Tranche B-1 Term Loan,
                                                   2.75%, 7/7/14                                               $         2,857,998
            4,268,478                   BBB-/Ba2   Dollar General Corp., Tranche B-2 Term Loan,
                                                   2.75%, 7/7/14                                                         4,293,662
                                                                                                               -------------------
                                                                                                               $         7,151,660
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Home Improvement Retail -- 0.6%
            1,880,282                     B+/Ba3   Hillman Group, Inc., Term Loan, 3.5%, 5/28/16               $         1,887,333
                                                                                                               -------------------
                                                   Total Retailing                                             $        16,854,085
----------------------------------------------------------------------------------------------------------------------------------
                                                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.8%
                                                   Semiconductor Equipment -- 1.0%
            1,909,186                     BB-/B1   Aeroflex, Inc., Tranche B Term Loan, 5.75%,
                                                   5/9/18                                                      $         1,917,539
            1,481,250                    BB+/Ba2   Sensata Technology BV/Sensata Technology
                                                   Finance Co., LLC, Term Loan, 3.0%, 5/12/18                            1,487,730
                                                                                                               -------------------
                                                                                                               $         3,405,269
----------------------------------------------------------------------------------------------------------------------------------
                                                   Semiconductors -- 0.8%
            2,159,436                     BB/Ba2   Microsemi Corp., Term Loan B, 3.0%, 2/2/18                  $         2,179,680
              313,425                   BBB-/Ba2   Semtech Corp., Term Loan B, 3.25%, 3/20/17                              315,776
                                                                                                               -------------------
                                                                                                               $         2,495,456
                                                                                                               -------------------
                                                   Total Semiconductors & Semiconductor
                                                   Equipment                                                   $         5,900,725
----------------------------------------------------------------------------------------------------------------------------------
                                                   SOFTWARE & SERVICES -- 9.0%
                                                   Application Software -- 4.7%
            1,617,866                      CC/B1   Allen Systems Group, Inc., Term Loan B, 7.5%,
                                                   11/21/15                                                    $         1,551,129
            1,421,307                      B+/B1   Applied Systems, Inc., First Lien Term Loan,
                                                   5.5%, 12/8/16                                                         1,431,967
            1,300,000                      B+/B1   Applied Systems, Inc., Second Lien Term Loan,
                                                   9.5%, 6/8/17                                                          1,309,208
            1,250,000                      B+/B1   Deltek, Inc., First Lien Term Loan, 6.0%,
                                                   10/10/18                                                              1,261,979
              997,500                     B+/Ba3   Infor (US), Inc., Tranche B-2 Term Loan, 5.25%,
                                                   4/5/18                                                                1,007,475
            1,557,670                   BB+/Baa2   Nuance Communications, Inc., Term Loan C,
                                                   3.0%, 3/31/16                                                         1,564,485
            1,509,527                      B+/B1   Serena Software, Inc., Extended 2016 Term
                                                   Loan, 4.0%, 3/10/16                                                   1,505,753
            2,466,222                      B+/B1   Verint Systems, Inc., 2011 Term Loan, 4.5%,
                                                   10/28/17                                                              2,483,177
            1,917,362                      B+/B1   Vertafore, Inc., First Lien Term Loan, 5.25%,
                                                   7/29/16                                                               1,931,742
            1,000,000                  CCC+/Caa1   Vertafore, Inc., Second Lien Term Loan, 9.75%,
                                                   10/29/17                                                              1,003,333
                                                                                                               -------------------
                                                                                                               $        15,050,248
----------------------------------------------------------------------------------------------------------------------------------
                                                   Data Processing & Outsourced Services -- 1.5%
               60,879                      B+/NR   First Data Corp., 2017 Dollar Term Loan, 5.208%,
                                                   3/24/17                                                     $            59,851

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 29

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Data Processing & Outsourced Services -- (continued)
              802,493                      B+/B1   First Data Corp., 2018 Dollar Term Loan, 4.208%,
                                                   3/24/18                                                     $           765,808
            1,875,000                      NR/NR   Genpact, Ltd., Term Loan B, 3.25%, 8/30/19                            1,893,750
            1,584,000                    BB+/Ba2   Neustar, Inc., Advance Term Loan, 3.75%,
                                                   11/8/18                                                               1,597,860
              568,571                   BBB-/Ba2   Vantiv LLC, Tranche B Term Loan, 3.75%,
                                                   3/27/19                                                                 569,638
                                                                                                               -------------------
                                                                                                               $         4,886,907
----------------------------------------------------------------------------------------------------------------------------------
                                                   Internet Software & Services -- 0.1%
              394,000                    BB+/Ba3   Autotrader.com, Inc., Tranche B-1 Term Loan,
                                                   4.0%, 12/15/16                                              $           397,817
----------------------------------------------------------------------------------------------------------------------------------
                                                   IT Consulting & Other Services -- 1.7%
            2,000,000                     BB/Ba3   Booz Allen Hamilton, Inc., Initial Tranche B Term
                                                   Loan, 4.5%, 7/31/19                                         $         2,019,000
              500,000                      B/Ba3   Kronos, Inc., First Lien Initial Term Loan, 5.5%,
                                                   10/30/19                                                                505,000
            2,944,049                     BB/Ba3   SunGuard Data Systems, Inc., Tranche C Term
                                                   Loan, 3.959%, 2/28/17                                                 2,959,691
                                                                                                               -------------------
                                                                                                               $         5,483,691
----------------------------------------------------------------------------------------------------------------------------------
                                                   Systems Software -- 1.0%
            1,112,786                   BBB-/Ba2   Dealer Computer Services, Inc., Tranche B Term
                                                   Loan, 2.75%, 4/21/18                                        $         1,120,436
            2,213,875                     NR/Ba2   Rovi Solutions Corp., Tranche B-2 Term Loan,
                                                   4.0%, 3/29/19                                                         2,188,969
                                                                                                               -------------------
                                                                                                               $         3,309,405
                                                                                                               -------------------
                                                   Total Software & Services                                   $        29,128,068
----------------------------------------------------------------------------------------------------------------------------------
                                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 3.5%
                                                   Aerospace & Defense -- 0.5%
            1,578,455                       B/B2   Scitor Corp., Term Loan, 5.0%, 2/15/17                      $         1,568,590
----------------------------------------------------------------------------------------------------------------------------------
                                                   Communications Equipment -- 0.8%
            1,500,000                      B+/NR   Audio Visual Services Group, Inc., First Lien
                                                   Term Loan, 5.5%, 11/9/18                                    $         1,470,000
              982,519                     BB/Ba3   CommScope, Inc., Tranche 1 Term Loan, 4.25%,
                                                   1/14/18                                                                 990,502
                                                                                                               -------------------
                                                                                                               $         2,460,502
----------------------------------------------------------------------------------------------------------------------------------
                                                   Electronic Components -- 0.8%
               35,267                    BB+/Ba2   Flextronics International, Ltd., Delayed Draw
                                                   Term Loan A-1-B, 2.25%, 10/1/14                             $            35,311

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Electronic Components -- (continued)
            1,122,202                    BB+/Ba2   Flextronics International, Ltd., Delayed Draw Term
                                                   Loan A-3, 2.459%, 10/1/14                                   $         1,123,604
            1,496,250                      B+/B2   Generac Power Systems, Inc., Term Loan, 6.25%,
                                                   5/30/18                                                               1,534,903
                                                                                                               -------------------
                                                                                                               $         2,693,818
----------------------------------------------------------------------------------------------------------------------------------
                                                   Electronic Equipment & Instruments -- 0.3%
              994,950                     B+/Ba3   Sensus USA, Inc., Term Loan, 4.75%, 5/9/17                  $           996,504
----------------------------------------------------------------------------------------------------------------------------------
                                                   Electronic Manufacturing Services -- 0.2%
              609,375                      B+/B2   Clover Technologies Group LLC (Clover Holdings,
                                                   Inc.), Term Loan, 5.5%, 5/7/18                              $           606,328
----------------------------------------------------------------------------------------------------------------------------------
                                                   Technology Distributors -- 0.4%
            1,298,506                     BB-/B1   Excelitas Technologies Corp., New Term Loan B,
                                                   4.0%, 11/29/16                                              $         1,308,245
----------------------------------------------------------------------------------------------------------------------------------
                                                   Telecommunication Services -- 0.5%
                                            B/B2   Securus Technologies Holdings, Inc., First Lien
            1,645,403                              Term Loan, 6.5%, 5/31/17                                    $         1,651,573
                                                                                                               -------------------
                                                   Total Technology Hardware & Equipment                       $        11,285,560
----------------------------------------------------------------------------------------------------------------------------------
                                                   TELECOMMUNICATION SERVICES -- 5.4%
                                                   Alternative Carriers -- 0.7%
          EUR 745,314                       B/B2   Amsterdamse Beheere-En
                                                   Consultingmaatschappij B.V., Casema
                                                   Facility Term Loan B-3, 3.107%, 3/31/17                     $           972,277
          EUR 257,598                      NR/B2   Amsterdamse Beheere-En
                                                   Consultingmaatschappij B.V., Casema
                                                   Facility Term Loan B-4, 3.107%, 3/31/17                                 336,042
          EUR 849,351                       B/B2   Amsterdamse Beheere-En
                                                   Consultingmaatschappij B.V., Kabelcom
                                                   Facility Term Loan B-2, 3.107%, 3/31/17                               1,107,995
                                                                                                               -------------------
                                                                                                               $         2,416,314
----------------------------------------------------------------------------------------------------------------------------------
                                                   Application Software -- 1.1%
            3,482,500                      B/Ba3   Expert Global Solutions, Inc., Advance First Lien
                                                   Term Loan B, 6.75%, 4/3/18                                  $         3,505,899
----------------------------------------------------------------------------------------------------------------------------------
                                                   Integrated Telecommunication Services -- 0.6%
              637,760                     B+/Ba3   West Corp., Term Loan B-5, 4.25%, 7/15/16                   $           646,370
            1,145,414                   BB+/Baa3   Windstream Corp., Tranche B-2 Term Loan, 3.09%,
                                                   12/17/15                                                              1,147,383
                                                                                                               -------------------
                                                                                                               $         1,793,753
----------------------------------------------------------------------------------------------------------------------------------
                                                   Wireless Telecommunication Services -- 3.0%
            1,463,938                     B+/Ba2   Crown Castle Operating Co., Tranche B Term Loan,
                                                   4.0%, 1/31/19                                               $         1,473,270
            5,521,281                     BB/Ba1   MetroPCS Wireless, Inc., Tranche B-2 Term Loan,
                                                   4.071%, 11/3/16                                                       5,551,350

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 31

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Wireless Telecommunication Services -- (continued)
              689,491                     BB/Ba1   MetroPCS Wireless, Inc., Tranche B-3 Term Loan,
                                                   4.0%, 3/17/18                                               $           693,298
            1,970,063                     BB-/B1   Syniverse Holdings, Inc., Initial Term Loan,
                                                   3.75%, 4/23/19                                                        1,981,144
                                                                                                               -------------------
                                                                                                               $         9,699,062
                                                                                                               -------------------
                                                   Total Telecommunication Services                            $        17,415,028
----------------------------------------------------------------------------------------------------------------------------------
                                                   TRANSPORTATION -- 3.4%
                                                   Air Freight & Logistics -- 0.6%
              300,000                       B/B1   Ceva Group Plc, Dollar Tranche B Pre-Funded
                                                   L/C Term Loan, 0.262%, 8/31/16                              $           288,563
            1,200,000                  CCC+/Caa1   Ceva Group Plc, EGL Tranche B Term Loan,
                                                   5.313%, 8/31/16                                                       1,160,256
              465,000                     B-/Ba3   Ozburn-Hessey Holding Co., LLC, First Lien Term
                                                   Loan, 8.25%, 4/8/16                                                     460,350
                                                                                                               -------------------
                                                                                                               $         1,909,169
----------------------------------------------------------------------------------------------------------------------------------
                                                   Airlines -- 2.3%
              837,250                    BB-/Ba3   Allegiant Travel Co., Term Loan, 4.25%,
                                                   3/10/17                                                     $           842,222
            1,333,125                    BB-/Ba2   Delta Air Lines, Inc., 2011 Term Loan, 5.5%,
                                                   4/20/17                                                               1,342,790
            1,500,000                     B+/Ba2   Delta Air Lines, Inc., Term Loan B-1, 5.25%,
                                                   10/18/18                                                              1,501,875
              246,308                    BB-/Ba3   United Air Lines, Inc., Tranche B Term Loan,
                                                   2.25%, 2/1/14                                                           245,077
            3,500,000                      B+/B2   US Airways Group, Inc., Term Loan, 2.5%,
                                                   3/21/14                                                               3,439,478
                                                                                                               -------------------
                                                                                                               $         7,371,442
----------------------------------------------------------------------------------------------------------------------------------
                                                   Trucking -- 0.5%
            1,834,970                      BB/B1   Swift Transportation Co., LLC, Tranche B-2 Term
                                                   Loan, 5.0%, 12/21/17                                        $         1,851,982
                                                                                                               -------------------
                                                   Total Transportation                                        $        11,132,593
----------------------------------------------------------------------------------------------------------------------------------
                                                   UTILITIES -- 2.1%
                                                   Electric Utilities -- 0.7%
            3,506,137                   CCC/Caa1   Texas Competitive Electric Holdings Co., LLC,
                                                   2017 Term Loan, 4.5%, 10/10/17                              $         2,282,884
----------------------------------------------------------------------------------------------------------------------------------
                                                   Independent Power Producers & Energy
                                                   Traders -- 1.4%
            1,260,118                    BB+/Ba1   AES Corp., Initial Term Loan, 3.25%, 6/1/18                 $         1,275,213
              500,000                     BB-/B1   Calpine Corp., 2012 Term Loan, 3.25%,
                                                   10/9/19                                                                 504,062

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Independent Power Producers & Energy
                                                   Traders -- (continued)
            1,699,125                     BB-/B1   Calpine Corp., Term Loan, 3.25%, 4/1/18                     $         1,713,537
              849,250                   BB+/Baa3   NRG Energy, Inc., Term Loan, 3.0%, 7/1/18                               857,212
                                                                                                               -------------------
                                                                                                               $         4,350,024
                                                                                                               -------------------
                                                   Total Utilities                                             $         6,632,908
----------------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SENIOR SECURED FLOATING RATE
                                                   LOAN INTERESTS
                                                   (Cost $456,311,713)                                         $       446,765,838
----------------------------------------------------------------------------------------------------------------------------------
                                                   CLAIMS -- 0.0%+ of Net Assets
                                                   TRANSPORTATION -- 0.0%+
                                                   Airlines -- 0.0%+
            1,200,000(a)(g)                NR/NR   Northwest Airlines, Inc., ALPA Claim-Escrow,
                                                   0.0%                                                        $                --
            2,500,000(a)(g)                NR/NR   Northwest Airlines, Inc., Bell Atlantic Claim-
                                                   Escrow, 0.0%                                                                 --
            2,500,000(a)(g)                NR/NR   Northwest Airlines, Inc., EDC Claim-Escrow, 0.0%                             --
            2,130,600(a)(g)                NR/NR   Northwest Airlines, Inc., Flight Attendant Claim-
                                                   Escrow, 0.0%                                                                 --
            1,500,000(a)(g)                NR/NR   Northwest Airlines, Inc., GE Claim-Escrow, 0.0%                              --
            1,264,500(a)(g)                NR/NR   Northwest Airlines, Inc., IAM Claim-Escrow, 0.0%                             --
            1,404,900(a)(g)                NR/NR   Northwest Airlines, Inc., Retiree Claim-Escrow,
                                                   0.0%                                                                         --
                                                                                                               -------------------
                                                   Total Transportation                                        $                --
                                                                                                               -------------------
                                                   TOTAL CLAIMS
                                                   (Cost $0)                                                   $                --
----------------------------------------------------------------------------------------------------------------------------------
                                                   CORPORATE BONDS & NOTES --
                                                   8.2% of Net Assets
                                                   BANKS -- 0.3%
                                                   Diversified Banks -- 0.3%
            1,000,000(d)               BBB+/Baa2   Intesa Sanpaolo S.p.A., 2.712%,
                                                   2/24/14 (144A)                                              $           998,809
                                                                                                               -------------------
                                                   Total Banks                                                 $           998,809
----------------------------------------------------------------------------------------------------------------------------------
                                                   CAPITAL GOODS -- 1.0%
                                                   Aerospace & Defense -- 0.6%
            1,850,000                    BB-/Ba3   Spirit Aerosystems, Inc., 7.5%, 10/1/17                     $         1,979,500
----------------------------------------------------------------------------------------------------------------------------------
                                                   Construction & Farm Machinery & Heavy
                                                   Trucks -- 0.4%
            1,000,000                      B+/B3   Manitowoc Co., Inc., 9.5%, 2/15/18                          $         1,117,500
                                                                                                               -------------------
                                                   Total Capital Goods                                         $         3,097,000
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 33

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   CONSUMER DURABLES & APPAREL -- 0.3%
                                                   Housewares & Specialties -- 0.3%
            1,000,000                    BB-/Ba3   Jarden Corp., 8.0%, 5/1/16                                  $         1,065,000
                                                                                                               -------------------
                                                   Total Consumer Durables & Apparel                           $         1,065,000
----------------------------------------------------------------------------------------------------------------------------------
                                                   DIVERSIFIED FINANCIALS -- 0.6%
                                                   Consumer Finance -- 0.1%
              200,000                   BBB/Baa1   Capital One Financial Corp., 7.375%, 5/23/14                $           218,671
----------------------------------------------------------------------------------------------------------------------------------
                                                   Other Diversified Financial Services -- 0.5%
              250,000(d)                   BB/NR   East Lane Re V, Ltd., 9.041%, 3/16/16
                                                   (144A)                                                      $           266,975
              500,000(d)                   BB/NR   Lodestone Re, Ltd., 6.041%, 1/8/14 (144A)                               500,900
              500,000(d)                  BB-/NR   Lodestone Re, Ltd., 8.291%, 5/17/13 (144A)                              507,050
              500,000(d)                 BBB-/NR   Vita Capital V, Ltd., 3.124%, 1/15/17 (144A)                            500,500
                                                                                                               -------------------
                                                                                                               $         1,775,425
                                                                                                               -------------------
                                                   Total Diversified Financials                                $         1,994,096
----------------------------------------------------------------------------------------------------------------------------------
                                                   ENERGY -- 1.0%
                                                   Oil & Gas Drilling -- 0.1%
              250,000                      B-/B3   Offshore Group Investments, Ltd., 7.5%,
                                                   11/1/19 (144A)                                              $           251,250
              271,000                      B-/B3   Offshore Group Investments, Ltd.,
                                                   11.5%, 8/1/15                                                           298,100
                                                                                                               -------------------
                                                                                                               $           549,350
----------------------------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Exploration & Production -- 0.9%
            2,490,000                      BB/B1   Denbury Resources, Inc., 8.25%, 2/15/20                     $         2,813,700
                                                                                                               -------------------
                                                   Total Energy                                                $         3,363,050
----------------------------------------------------------------------------------------------------------------------------------
                                                   HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                                   Health Care Equipment & Services -- 0.3%
              950,000                      B+/B2   Physio-Control International, Inc., 9.875%,
                                                   1/15/19 (144A)                                              $         1,037,875
----------------------------------------------------------------------------------------------------------------------------------
                                                   Health Care Supplies -- 1.8%
            8,153,342(c)                   NR/NR   Azithromycin Royalty Sub LLC, 16.0%, 5/15/19                $         5,707,340
                                                                                                               -------------------
                                                   Total Health Care Equipment & Services                      $         6,745,215
----------------------------------------------------------------------------------------------------------------------------------
                                                   INSURANCE -- 0.5%
                                                   Reinsurance -- 0.5%
              250,000(d)                  BB-/NR   Atlas Reinsurance VII, Ltd., 8.131%, 1/7/16
                                                   (144A)                                                      $           248,550
              500,000(d)                 NR/Baa1   Combine Re, Ltd., 4.541%, 1/7/15 (144A)                                 510,300
              250,000(d)                   BB/NR   Mystic Re, Ltd., 9.041%, 3/12/15 (144A)                                 251,875

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   Reinsurance -- (continued)
              250,000(d)                   B+/NR   Mythen Re, Ltd., Series 2012-2 Class A, 8.5%,
                                                   1/5/17 (144A)                                               $           248,725
              250,000(d)                    B/NR   Queen Street VII Capital, Ltd., 8.641%, 4/8/16
                                                   (144A)                                                                  247,775
                                                                                                               -------------------
                                                   Total Insurance                                             $         1,507,225
----------------------------------------------------------------------------------------------------------------------------------
                                                   MATERIALS -- 1.2%
                                                   Diversified Metals & Mining -- 0.3%
            1,050,000                    CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20 (144A)                        $           945,000
----------------------------------------------------------------------------------------------------------------------------------
                                                   Paper Packaging -- 0.3%
            1,000,000(d)                   B+/B1   Berry Plastics Corp., 5.09%, 2/15/15                        $         1,000,500
----------------------------------------------------------------------------------------------------------------------------------
                                                   Paper Products -- 0.6%
            1,750,000                      B+/B1   Appleton Papers, Inc., 10.5%, 6/15/15 (144A)                $         1,859,375
                                                                                                               -------------------
                                                   Total Materials                                             $         3,804,875
----------------------------------------------------------------------------------------------------------------------------------
                                                   MEDIA -- 0.3%
                                                   Advertising -- 0.3%
              936,000                       B/B3   MDC Partners, Inc., 11.0%, 11/1/16                          $         1,027,260
                                                                                                               -------------------
                                                   Total Media                                                 $         1,027,260
----------------------------------------------------------------------------------------------------------------------------------
                                                   RETAILING -- 0.6%
                                                   Catalog Retail -- 0.6%
            1,825,000                   BBB-/Ba2   QVC, Inc., 7.5%, 10/1/19 (144A)                             $         2,009,949
                                                                                                               -------------------
                                                   Total Retailing                                             $         2,009,949
----------------------------------------------------------------------------------------------------------------------------------
                                                   TELECOMMUNICATION SERVICES -- 0.0%+
                                                   Integrated Telecommunication Services -- 0.0%+
                6,000                     BB/Ba2   Frontier Communications Corp., 8.25%,
                                                   5/1/14                                                      $             6,510
                                                                                                               -------------------
                                                   Total Telecommunication Services                            $             6,510
----------------------------------------------------------------------------------------------------------------------------------
                                                   TRANSPORTATION -- 0.3%
                                                   Air Freight & Logistics -- 0.3%
            1,000,000                  CCC+/Caa2   CEVA Group Plc, 11.5%, 4/1/18 (144A)                        $           845,000
                                                                                                               -------------------
                                                   Total Transportation                                        $           845,000
----------------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL CORPORATE BONDS & NOTES
                                                   (Cost $27,800,725)                                          $        26,463,989
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 35

----------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                         Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   COMMON STOCKS -- 2.4% of Net Assets
                                                   AUTOMOBILES & COMPONENTS -- 2.1%
                                                   Auto Parts & Equipment -- 2.1%
              197,208(h)                           Delphi Automotive Plc                                       $         6,703,100
                                                                                                               -------------------
                                                   Total Automobiles & Components                              $         6,703,100
----------------------------------------------------------------------------------------------------------------------------------
                                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                                                   Health Care Services -- 0.0%+
               15,034(h)                           CCS Medical Holdings, Inc.                                  $           112,755
                                                                                                               -------------------
                                                   Total Health Care Equipment & Services                      $           112,755
----------------------------------------------------------------------------------------------------------------------------------
                                                   MEDIA -- 0.3%
                                                   Broadcasting -- 0.3%
                  266(h)                           New Young Broadcasting Holding Co., Inc.                    $           937,650
                                                                                                               -------------------
                                                   Total Media                                                 $           937,650
----------------------------------------------------------------------------------------------------------------------------------
                                                   RETAILING -- 0.0%+
                                                   Apparel Retail -- 0.0%+
                  569(h)                           Johnny Appleseed's, Inc.                                    $             1,423
                                                                                                               -------------------
                                                   Total Retailing                                             $             1,423
----------------------------------------------------------------------------------------------------------------------------------
                                                   TELECOMMUNICATION SERVICES -- 0.0%+
                                                   Alternative Carriers -- 0.0%+
               57,813(h)                           Clearwire Corp.                                             $           134,126
                                                                                                               -------------------
                                                   Total Telecommunication Services                            $           134,126
----------------------------------------------------------------------------------------------------------------------------------
                                                   TRANSPORTATION -- 0.0%+
                                                   Airlines -- 0.0%+
                  960(h)                           Delta Air Lines, Inc.                                       $             9,600
                                                                                                               -------------------
                                                   Total Transportation                                        $             9,600
----------------------------------------------------------------------------------------------------------------------------------
                                                   UTILITIES -- 0.0%+
                                                   Independent Power Producers -- 0.0%+
                6,378(h)                           GenOn Energy, Inc.                                          $            16,264
                                                                                                               -------------------
                                                   Total Utilities                                             $            16,264
----------------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL COMMON STOCKS
                                                   (Cost $5,339,638)                                           $         7,914,918
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                         Value
----------------------------------------------------------------------------------------------------------------------------------
                                                PREFERRED STOCK -- 0.2% of Net Assets
                                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                                LIFE SCIENCES -- 0.2%
                                                Biotechnology -- 0.2%
              153,554(h)                        Molecular Insight Pharmaceuticals, Inc., 0.0 %                 $           499,050
                                                                                                               -------------------
                                                Total Pharmaceuticals, Biotechnology &
                                                Life Sciences                                                  $           499,050
----------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL PREFERRED STOCK
                                                (Cost $1,305,209)                                              $           499,050
----------------------------------------------------------------------------------------------------------------------------------
                                                LIQUIDATING TRUSTS -- 0.0%+ of Net Assets
                                                CONSUMER SERVICES -- 0.0%+
                                                Hotels, Resorts & Cruise Lines -- 0.0%+
            3,377,886(a)(h)(i)                  Yellowstone Mountain Club LLC, Liquidating Trust               $                --
                                                                                                               -------------------
                                                Total Consumer Services                                        $                --
----------------------------------------------------------------------------------------------------------------------------------
                                                ENERGY -- 0.0%+
                                                Oil & Gas Exploration & Production -- 0.0%+
            4,995,000 (a)(h)(i)                 Crusader Energy Group, Inc., Liquidating Trust                 $                --
                                                                                                               -------------------
                                                Total Energy                                                   $                --
----------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL LIQUIDATING TRUSTS
                                                (Cost $0)                                                      $                --
----------------------------------------------------------------------------------------------------------------------------------
                                                RIGHTS/WARRANTS -- 0.8% of Net Assets
                                                MEDIA -- 0.8%
                                                Broadcasting -- 0.8%
                  721(h)                        New Young Broadcasting Holding Co., Inc.,
                                                Expires 12/24/24                                               $         2,541,525
                                                                                                               -------------------
                                                Total Media                                                    $         2,541,525
----------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL RIGHTS/WARRANTS
                                                (Cost $1,418,144)                                              $         2,541,525
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 37

----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                                         Value
----------------------------------------------------------------------------------------------------------------------------------
                                                   TEMPORARY CASH INVESTMENTS --
                                                   2.2% -- of Net Assets
                                                   REPURCHASE AGREEMENT: 2.2%
$     7,000,000                                    Deustche Bank AG, 0.23%, dated 11/30/12,
                                                   repurchase price of $7,000,000 plus accrued
                                                   interest on 12/3/12 collateralized by the
                                                   following: $2,049,228 U.S. Treasury Bonds,
                                                   6.125% - 9.0%, 11/15/18 - 8/15/29,
                                                   $796,083 U.S. Treasury Notes, 2.75% - 3.125%,
                                                   2/15/19 - 5/15/19, $4,300,211 U.S.
                                                   Treasury Strips, 0.0% - 1.375%,
                                                   5/15/13 - 11/15/37.                                         $         7,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL TEMPORARY CASH INVESTMENTS
                                                   (Cost $7,000,000)                                           $         7,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SECURITIES -- 154.6%
                                                   (Cost -- $506,293,256) (j)                                  $       498,776,254
----------------------------------------------------------------------------------------------------------------------------------
                                                   OTHER ASSETS AND LIABILITIES -- 2.0%                        $         6,407,811
----------------------------------------------------------------------------------------------------------------------------------
                                                   PREFERRED SHARES AT REDEMPTION VALUE,
                                                   INCLUDING DIVIDENDS PAYABLE -- (56.6)%                      $      (182,469,924)
----------------------------------------------------------------------------------------------------------------------------------
                                                   NET ASSETS APPLICABLE TO
                                                   COMMON SHAREOWNERS -- 100.0%                                $       322,714,141
----------------------------------------------------------------------------------------------------------------------------------

+         Amount round to less than 0.01%.

NR        Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2012, the value of these securities amounted to $17,988,692, or 5.6% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major Eu-ropean banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2012.

(a) Security is valued using fair value methods (other than prices supplied by independent pricing services) See Notes to Financial Statements -- Note 1A.

(b)       Security is in default and is non income producing.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Annual Report | 11/30/12

(c) Indicates a security that has been deemed as illiquid. As of November 30, 2012, the aggregate cost of illiquid securities in the Trust's portfolio was $20,498,280. As of that date the aggregate fair value of illiquid securities in the Trust's portfolio of $13,449,765 represented 4.2% of total net assets applicable to common shareowners.

(d) Floating rate note. The rate shown is the coupon rate at November 30, 2012.

(e) The company and agent bank are in the process of negotiating forbearance.

(f) Payment-in-Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Security represents a claim which is subject to bankruptcy court findings which may result in an exchange of money, assets or equity.

(h)       Non-income producing.

(i) Security represents a liquidating trust which is a vehicle which through future settlements of bankruptcy claims are dispersed to creditors.

(j) At November 30, 2012, the net unrealized loss on investments based on cost for federal tax purposes of $505,992,849 was as follows:

             Aggregate gross unrealized gain for all investments in which
               there is an excess of value over tax cost                       $ 12,786,261

             Aggregate gross unrealized loss for all investments in which
               there is an excess of tax cost over value                        (20,002,856)
                                                                               -------------
             Net unrealized loss                                               $ (7,216,595)
                                                                               =============

For financial reporting purposes net unrealized loss on investments was $7,517,002 and cost of investments aggregated $506,293,256.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2012 aggregated $313,312,710 and $308,961,330, respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -- Euro

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.)See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 39

The following is a summary of the inputs used as of November 30, 2012, in valuing the Trust's investments.

--------------------------------------------------------------------------------------------------------------
                                            Level 1          Level 2         Level 3              Total
--------------------------------------------------------------------------------------------------------------
Asset Backed Security                       $          --    $    231,009    $              --    $    231,009
Collateralized Loan
   Obligations
   Diversified Banks                                   --              --            2,375,695       2,375,695
   Thrifts & Mortgage Finance                          --              --            4,984,230       4,984,230
Senior Secured Floating Rate
   Loan Interests                                      --     446,765,838                   --     446,765,838
Claims
   Airlines                                            --              --                   --*             --
Corporate Bonds & Notes
   Health Care Supplies                                --              --            5,707,340       5,707,340
   All Other                                           --      20,756,649                   --      20,756,649
Common Stocks
   Leisure Facilities                                  --         937,650                   --         937,650
   Apparel Retail                                      --           1,423                   --           1,423
   Health Care Services                                --         112,755                   --         112,755
   All Other                                    6,863,090              --                   --       6,863,090
Preferred Stock
   Biotechnology                                       --         499,050                   --         499,050
Liquidating Trusts
   Oil & Gas Exploration & Production                  --              --                   --*             --
   Hotels, Resorts & Cruise Lines                      --              --                   --*             --
Rights/Warrants
   Leisure Facilities                                  --              --                   --              --
   Broadcasting                                        --       2,541,525                   --       2,541,525
Temporary Cash Investments
   Repurchase Agreement                                --       7,000,000                   --       7,000,000
--------------------------------------------------------------------------------------------------------------
Total Investments in
   Securities - Assets                      $   6,863,090    $478,845,899    $      13,067,265    $498,776,254
==============================================================================================================

*    Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Annual Report | 11/30/12

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------------------------------
                                             Change in                                              Transfers Transfers
                    Balance    Realized      Unrealized                                 Accrued     in        out       Balance
                    as of      gain          appreciation                               discounts/  to        of        as of
                    11/30/11   (loss)(1)     (depreciation)(2) Purchases  Sales         premiums    Level 3*  Level 3*  11/30/12
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized Loan
 Obligations
 Diversified Banks  $1,949,302 $         --  $     426,393     $       -- $         --  $       --  $      -- $      -- $ 2,375,695
 Thrifts & Mortgage
   Finance           4,082,010           --        902,220             --           --          --         --        --   4,984,230
Senior Secured
 Floating Rate
 Loan Interests
 Oil & Gas Drilling    464,340           --       (373,353)        19,083     (112,671)      2,601         --        --          --
 Cable & Satellite   9,143,647  (12,519,125)    11,865,726             --   (8,493,243)      2,995         --        --          --
 Electric Utilities     83,697     (755,933)       571,194             --      (74,554)    175,596         --        --          --
Corporate Bonds &
 Notes
 Pharmaceuticals &
   Biotechnology
   & Life
   Sciences         15,673,871      760,317      7,167,148      1,735,269  (19,868,272)    239,407         --        --   5,707,340
Common Stocks
 Oil & Gas Drilling      1,302       (1,302)            --             --           --          --         --        --          --
 Electric Utilities         16          (16)            --             --           --          --         --        --          --
 Leisure Facilities    762,990     (614,917)      (148,073)            --           --          --         --        --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total              $32,161,175 $(13,130,976) $  20,411,255     $1,754,352 $(28,549,140) $  420,599  $      -- $      -- $13,067,265
===================================================================================================================================

*    Transfers are calculated on the beginning of period values.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

     Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 11/30/12: $(394,693).

     During the year ended November 30, 2012, there were no transfers between levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 41

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at November 30, 2012:

-------------------------------------------------------------------------------------

                          Fair Value    Valuation       Unobservable
                          11/30/2012    Technique(s)    Input           Value/Range
-------------------------------------------------------------------------------------
Collateralized Loan                     Third Party
   Obligations            7,359,925     Vendor          Broker Quote    $76.42-$86.88
                                                                        per bond
Corporate Bonds                         Third Party
   & Notes                5,707,340     Vendor          Broker Quote    $70.00 per
                                                                        bond
Liquidating Trusts (1)           --     Discounted      Residual Value       0
                                        Cash Flow
Claims (2)                       --     Discounted      Residual Value       0
                                        Cash Flow
=====================================================================================

(1) The significant unobservable input used in the fair value measurement of liquidating trusts is the projected cash flow. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

(2) The significant unobservable input used in the fair value measurement of claims is the projected cash flow. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Statement of Assets and Liabilities | 11/30/12

ASSETS:
  Investments in securities, at value (cost $506,293,256)                                      $ 498,776,254
  Cash                                                                                             1,414,355
  Foreign currencies, at value (cost $6,245)                                                           6,245
  Receivables --
     Investment securities sold                                                                   16,559,491
     Interest receivable                                                                           2,848,623
  Unrealized appreciation on bridge loans and unfunded loans                                           6,431
  Prepaid expenses                                                                                     7,673
-------------------------------------------------------------------------------------------------------------
        Total assets                                                                           $ 519,619,072
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                           $  11,801,914
     Dividend payable to common shareholders                                                       1,852,886
  Due to affiliates                                                                                  281,063
  Administration fee payable                                                                         130,163
  Accrued expenses                                                                                   366,013
  Other liabilities                                                                                    2,968
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                      $  14,435,007
-------------------------------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,298
     shares, including dividends payable of $19,924                                            $ 182,469,924
-------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                                              $ 465,107,940
  Undistributed net investment income                                                              5,462,051
  Accumulated net realized loss on investments and foreign
    currency transactions                                                                       (140,346,141)
  Net unrealized loss on investments                                                             (7,517,5002)
  Net unrealized appreciation on bridge loans and unfunded loans                                       6,431
  Net unrealized gain on other assets and liabilities
    denominated in foreign currencies                                                                    862
-------------------------------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                                            $ 322,714,141
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $322,714,141/24,705,145 common shares                                               $       13.06
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 43

Statement of Operations

For the Year Ended 11/30/12

INVESTMENT INCOME:
  Interest                                                               $  33,611,898
  Facility and other fees                                                      633,747
  Dividends                                                                      1,420
-------------------------------------------------------------------------------------------------------------
     Total Investment income                                                                  $   34,247,065
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $   3,504,121
  Administrative reimbursements                                                366,169
  Transfer agent fees and expenses                                              17,078
  Shareowner communications expense                                             10,050
  Auction agent fees                                                           462,510
  Custodian fees                                                                44,134
  Registration fees                                                             26,068
  Professional fees                                                            320,289
  Printing expenses                                                             25,999
  Trustees' fees                                                                17,942
  Miscellaneous                                                                198,816
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                           $    4,993,176
-------------------------------------------------------------------------------------------------------------
        Net investment income                                                                 $   29,253,889
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                                         $ (21,527,442)
     Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                             (60,501)       $  (21,587,943)
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
     Investments                                                         $  35,231,788
     Unfunded loan commitments                                                  14,711
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                           51,280        $   35,297,779
-------------------------------------------------------------------------------------------------------------
Net gain on investments and foreign currency transactions                                     $   13,454,617
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                                        $   (2,841,944)
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
     resulting from operations                                                                $   40,121,781
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                         Year                 Year
                                                                         Ended                Ended
                                                                         11/30/12             11/30/11
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                    $  29,253,889        $   31,440,742
Net realized loss on investments and foreign currency
  transactions                                                             (21,587,943)             (231,669)
Change in net unrealized gain (loss) on investments,
  unfunded loan commitments and foreign
  currency transactions                                                     35,297,779            (7,067,906)
Distributions to preferred shareowners from net investment
  income                                                                    (2,841,944)           (2,688,236)
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets applicable to common
        shareowners resulting from operations                            $  40,121,781        $   21,452,931
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
  ($1.01 and $0.94 per share, respectively)                              $ (25,046,607)       $  (23,113,319)
-------------------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                           $ (25,046,607)       $  (23,113,319)
-------------------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                            $     816,896        $    1,345,454
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common
     shareowners from Trust share transactions                           $     816,896        $    1,345,454
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets applicable to
     common shareowners                                                  $  15,892,070        $     (314,934)
NET ASSETS
Beginning of year                                                          306,822,071           307,137,005
-------------------------------------------------------------------------------------------------------------
End of year                                                              $ 322,714,141        $  306,822,071
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                      $   5,462,051        $    5,940,894
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 45

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                           Year      Year      Year      Year      Year
                                                                           Ended     Ended     Ended     Ended     Ended
                                                                           11/30/12  11/30/11  11/30/10  11/30/09  11/30/08
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                       $12.45    $ 12.52   $11.40    $ 8.62    $ 18.07
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                                   $ 1.19    $  1.28   $ 1.17    $ 1.13    $  1.88
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                             0.55      (0.30)    0.94      2.94      (8.88)
Dividends and distributions to preferred shareowners from:
   Net investment income                                                    (0.12)     (0.11)   (0.11)    (0.12)     (0.37)
   Net realized gains                                                          --         --       --        --      (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                         $ 1.62    $  0.87   $ 2.00    $ 3.95    $ (7.40)
----------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                                                    (1.01)     (0.94)   (0.88)    (1.12)     (1.70)
   Net realized gains                                                          --         --       --        --      (0.35)
   Tax return of capital                                                       --         --       --     (0.05)        --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ 0.61    $ (0.07)  $ 1.12    $ 2.78    $ (9.45)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                                          $13.06    $ 12.45   $12.52    $11.40    $  8.62
----------------------------------------------------------------------------------------------------------------------------
Market value, end of period(b)                                             $13.41    $ 12.55   $13.16    $11.54    $  6.90
============================================================================================================================
Total return at market value(c)                                             15.66%      2.60%   22.63%    91.01%    (52.10)%
Ratios to average net assets of common shareowners:
   Net expenses (d)                                                          1.58%      1.67%    1.74%     2.03%      1.60%
   Net investment income before preferred share dividends                    9.24%      9.96%    9.66%    11.79%     12.61%
   Preferred share dividends                                                 0.90%      0.85%    0.94%     1.26%      2.47%
   Net investment income available to common shareowners                     8.34%      9.11%    8.72%    10.53%     10.14%
Portfolio turnover                                                             63%        42%      40%       32%        31%

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year       Year       Year       Year
                                                                       Ended      Ended      Ended      Ended      Ended
                                                                       11/30/12   11/30/11   11/30/10   11/30/09   11/30/08
----------------------------------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)         $322,714   $306,822   $307,137   $278,565   $210,617
Preferred shares outstanding (in thousands)                            $182,450   $182,450   $182,450   $182,450   $204,475
Asset coverage per preferred share, end of period                      $ 69,222   $ 67,047   $ 69,090   $ 63,175   $ 50,758
Average market value per preferred share (e)                           $ 25,000   $ 25,000   $ 25,000   $ 25,000   $ 25,000
Liquidation value, including dividends payable, per preferred share    $ 25,003   $ 25,005   $ 25,005   $ 25,005   $ 25,007
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
   Total expenses (d)                                                      1.58%      1.67%      1.74%      2.03%      1.60%
   Net investment income before preferred share distributions              9.24%      9.96%      9.66%     11.79%     12.61%
   Preferred share distributions                                           0.90%      0.85%      0.94%      1.26%      2.47%
   Net investment income available to common shareowners                   8.32%      9.11%      8.72%     10.53%     10.14%
============================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 47

Notes to Financial Statements | 11/30/12

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

     Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued using furnished inputs/data by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities

48 Pioneer Floating Rate Trust | Annual Report | 11/30/12 with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Trading in the foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. PIM is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At November 30, 2012, nine securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services), representing 0.0% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 49

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2012, the Trust did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

50 Pioneer Floating Rate Trust | Annual Report | 11/30/12

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
     At November 30, 2012, the Fund reclassified $1,844,181 to decrease undistributed net investment income, and $1,844,181 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At November 30, 2012, the Trust was permitted to carry forward $7,828,711 of long term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at November 30, 2012, the Trust had a net capital loss carryforward of $120,602,379 of which the following amounts will expire between 2016 and 2019 if not utilized:
     $27,976,876 in 2016, $62,461,978 in 2017, $11,415,660 in 2018 and
     $18,747,865 in 2019. Since unlimited losses are required to be utilized prior to losses incurred in pr-enactment years, pre-enactment capital loss carryforwards may be more likely to expire unused.

     The Trust has elected to defer approximately $11,915,051 of capital losses recognized between November 1, 2012 and November 30, 2012 to its fiscal year ending November 30, 2013.

     The tax character of distributions paid to shareowners during the years ended November 30, 2012 and November 30, 2011 was as follows:

     ---------------------------------------------------------------------------
                                                       2012                 2011
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                            $27,888,551          $25,801,555
     ---------------------------------------------------------------------------
          Total                                 $27,881,551          $25,801,555
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2012:

     ---------------------------------------------------------------------------
                                                                           2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   7,034,454
     Capital loss carryforward                                     (128,431,090)
     Late Year loss deferred                                        (11,915,051)
     Dividends payable                                               (1,872,810)
     Unrealized depreciation                                         (7,209,302)
     ---------------------------------------------------------------------------
          Total                                                   $(142,393,799)
     ===========================================================================

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 51

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

E.   Risk

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The Trust invests primarily in senior floating rate loans (Senior Loans). The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

52 Pioneer Floating Rate Trust | Annual Report | 11/30/12

     The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a custodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 53

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended November 30, 2012, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.11% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At November 30, 2012, $411,226 was payable to PIM related to

54 Pioneer Floating Rate Trust | Annual Report | 11/30/12 management costs, administrative costs and certain other services and is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

Effective April 2, 2012, PIM has retained Brown Brothers Harriman & Co. (BBH) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays BBH a monthly fee at an annual rate of 0.025% of the Trust's average daily managed assets subject to a minimum monthly fee of $6,250. Previously, PIM had retained State Street Bank and Trust Company (State Street) to provide such services. PIM paid State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million, subject to a minimum monthly fee of $10,000. Neither BBH nor State Street has received compensation directly from the Trust for providing such services.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended November 30, 2012, the Trust's expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

The Trust may enter into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

At November 30, 2012, the Trust had no open forward portfolio or settlement contracts.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 55

6. Unfunded Loan Commitments

As of November 30, 2012, the Trust had unfunded loan commitments amounting to $166,957 (excluding unrealized depreciation on this commitment of $2,681 as of November 30, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                      Unrealized
Borrower                         Par         Cost        Value        Gain
--------------------------------------------------------------------------------
Harvard Drug Group, LLC,
   Delayed Draw Term Loan        $166,957    $165,319    $168,000     $2,681
--------------------------------------------------------------------------------
   Total                                                              $2,681
--------------------------------------------------------------------------------

In addition the Trust had the following bridge loan commitments outstanding at November 30, 2012.

--------------------------------------------------------------------------------
                                                                      Unrealized
Loan                             Par         Cost        Value        Gain
--------------------------------------------------------------------------------
Hamilton Sundstrand
   Corp., Term Loan              $  750,000  $  750,000  $  753,750   $ 3,750
Spectrum Brands, Inc.,
   Term Loan                     $1,650,000  $1,650,000  $1,650,000        --
Clean Harbors, Inc., Term Loan   $  685,000  $  685,000  $  685,000        --
--------------------------------------------------------------------------------
   Total                                                              $ 3,750
--------------------------------------------------------------------------------

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended November 30, 2012 and November 30, 2011 were as follows:

--------------------------------------------------------------------------------
                                                      11/30/12          11/30/11
--------------------------------------------------------------------------------
Shares outstanding at beginning of period           24,640,650        24,536,526
Reinvestment of distributions                           64,495           104,124
--------------------------------------------------------------------------------
  Shares outstanding at end of period               24,705,145        24,640,650
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2012, there were 7,298 auction market preferred shares (AMPS) AMPS as follows: Series M7-2,434, Series W7,-2,432 and Series TH7-2,432.

Dividends on Series M7, Series W7, and Series TH7 are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred

56 Pioneer Floating Rate Trust | Annual Report | 11/30/12 shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each series is the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 1.438% to 1.687% during the year ended November 30, 2012.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 57

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2012 was as follows:

--------------------------------------------------------------------------------------------
Derivatives not                                                               Change in
Accounted for as                                                Realized      Unrealized
Hedging Instruments                                             Loss on       Gain or (Loss)
Under Accounting                                                Derivatives   on Derivatives
Codification           Location of Gain or (Loss) on            Recognized    Recognized
(ASC) 815              Derivatives Recognized in Income         in Income     in Income
--------------------------------------------------------------------------------------------
Forward Foreign        Change in net unrealized gain (loss)                   $51,280
  Currency Portfolio   on forward foreign currency contracts
  Hedge Contracts      and other assets and liabilities
                       denominated in foreign currencies

9. Pending Litigation

The Trust is currently involved in a litigation matter relating to Trust investments. The Trust believes this claim is without merit and is defending it vigorously. At November 30, 2012, it is reasonably possible that an adverse outcome may result. Currently, the amount of the judgment cannot be reasonably estimated.

10. Subsequent Events

The Board of Trustees of the Trust declared on December 3, 2012 a dividend from undistributed net investment income of $0.075 per common share payable December 20, 2012, to shareowners of record on December 13, 2012.

Subsequent to November 30, 2012, dividends declared and paid on preferred shares totaled $230,686 in aggregate for the outstanding preferred share series through December 27, 2012.

58 Pioneer Floating Rate Trust | Annual Report | 11/30/12

ADDITIONAL INFORMATION (unaudited)

During the year, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the year, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 25, 2013

60 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 18, 2012, shareowners of Pioneer Floating Rate Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class III Trustees.

--------------------------------------------------------------------------------
Nominee                              For                            Withheld
--------------------------------------------------------------------------------
Thomas J. Perna                      14,523,321.338                 328,406.000
Marguerite A. Piret*                      2,472.000                     106.000

* Elected by preferred shares only.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 61

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2012 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

62 Pioneer Floating Rate Trust | Annual Report | 11/30/12 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the fifth quintile of its Morningstar category for the one period ended June 30, 2012, the fourth quintile of its Morningstar category for the three year period ended June 30, 2012, and the second quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Trust's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Trust's benchmark index. The Trustees reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees noted that PIM assumed sole responsibility for the Trust's assets effective January 1, 2009. The Trustees considered reasons for the underperformance of the Trust relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Trust. The Trustees agreed that they would continue to closely monitor the Trust's performance.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 63

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees considered that the Trust's management fee rate (based on managed assets) for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period.

The Trustees also considered that the Trust's expense ratio (based on managed assets) for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and to its other clients and considered the differences in management fees and profit margins for PIM's Trust and non-Trust services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and the other client accounts. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from

64 Pioneer Floating Rate Trust | Annual Report | 11/30/12 non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 65

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

66 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service      Principal Occupation                        Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Class III Trustee      Chairman and Chief Executive Officer,       Director, Broadridge Financial
Chairman of the Board and     since 2006. Term       Quadriserv, Inc. (technology products for   Solutions, Inc. (investor
Trustee                       expires in 2015.       securities lending industry) (2008 -        communications and securities
                                                     present); Private investor (2004 - 2008);   processing provider for
                                                     and Senior Executive Vice President, The    financial services industry)
                                                     Bank of New York (financial and securities  (2009 - present); Director,
                                                     services) (1986 - 2004)                     Quadriserv, Inc. (2005 -
                                                                                                 present); and Commissioner, New
                                                                                                 Jersey State Civil Service
                                                                                                 Commission (2011 - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)            Class I Trustee since  Managing Partner, Federal City Capital      Director of Enterprise
Trustee                       2005. Term expires in  Advisors (corporate advisory services       Community Investment, Inc.
                              2013.                  company) (1997 - 2004 and 2008 - present);  (privately-held affordable
                                                     Interim Chief Executive Officer, Oxford     housing finance company)
                                                     Analytica, Inc. (privately held research    (1985 -2010); Director of Oxford
                                                     and consulting company) (2010); Executive   Analytica, Inc. (2008 -
                                                     Vice President and Chief Financial Officer, present); Director of The Swiss
                                                     I-trax, Inc. (publicly traded health care   Helvetia Fund, Inc. (closed-end
                                                     services company) (2004 - 2007); and        fund) (2010 - present); and
                                                     Executive Vice President and Chief          Director of New York Mortgage
                                                     Financial Officer, Pedestal Inc.            Trust (publicly traded mortgage
                                                     (internet-based mortgage trading company)   REIT) (2004 - 2009, 2012 -
                                                     (2000 - 2002)                               present)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Class II Trustee       William Joseph Maier Professor of           Trustee, Mellon Institutional
Trustee                       since 2008. Term       Political Economy, Harvard University       Funds Investment Trust and
                              expires in 2014.       (1972 - present)                            Mellon Institutional Funds
                                                                                                 Master Portfolio (oversaw 17
                                                                                                 portfolios in fund complex)
                                                                                                 (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 67

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service      Principal Occupation                        Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Class II Trustee       Founding Director, Vice President and       None
Trustee                       since 2004. Term       Corporate Secretary, The Winthrop Group,
                              expires in 2014.       Inc. (consulting firm) (1982-present);
                                                     Desautels Faculty of Management, McGill
                                                     University (1999 - present); and Manager
                                                     of Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Class III Trustee      President and Chief Executive Officer,      Director of New America High
Trustee                       since 2004. Term       Newbury, Piret & Company, Inc. (investment  Income Fund, Inc. (closed-end
                              expires in 2015.       banking firm) (1981 - present)              investment company) (2004 -
                              Elected by Preferred                                               present); and member, Board of
                              Shares only.                                                       Governors, Investment Company
                                                                                                 Institute (2000 - 2006)
--------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Class I Trustee since  Senior Counsel, Sullivan & Cromwell LLP     Director, The Swiss Helvetia
Trustee                       2004. Term expires in  (law firm) (1998 - present); and Partner,   Fund, Inc. (closed-end
                              2013.                  Sullivan & Cromwell LLP (prior to 1998)     investment company); and
                                                                                                 Director, Invesco, Ltd.
                                                                                                 (formerly AMVESCAP, PLC)
                                                                                                 (investment manager)
                                                                                                 (1997-2005)
--------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Floating Rate Trust | Annual Report | 11/30/12

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service      Principal Occupation                        Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Class I Trustee        Non-Executive Chairman and a director of    None
Trustee, President and        since 2004. Term       Pioneer Investment Management USA Inc.
Chief Executive Officer of    expires in 2013.       ("PIM-USA"); Chairman and a director of
the Trust                     Elected by Preferred   Pioneer; Chairman and Director of Pioneer
                              Shares only.           Institutional Asset Management, Inc.
                                                     (since 2006); Director of Pioneer
                                                     Alternative Investment Management Limited
                                                     (Dublin) (until October 2011); President
                                                     and a director of Pioneer Alternative
                                                     Investment Management (Bermuda) Limited
                                                     and affiliated funds; Deputy Chairman and a
                                                     director of Pioneer Global Asset
                                                     Management S.p.A. ("PGAM") (until April
                                                     2010); Director of Nano-C, Inc. (since
                                                     2003); Director of Cole Management Inc.
                                                     (2004 - 2011); Director of Fiduciary
                                                     Counseling, Inc. (until December 2011);
                                                     President of all of the Pioneer Funds; and
                                                     Retired Partner, Wilmer Cutler Pickering
                                                     Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Class II Trustee       Director, CEO and President of PIM-USA      None
Trustee and Executive Vice    since 2007. Term       (since February 2007); Director and
President                     expires in 2014.       President of Pioneer and Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since February 2007); Executive Vice
                                                     President of all of the Pioneer Funds
                                                     (since March 2007); Director of PGAM (2007
                                                     - 2010); Head of New Europe Division, PGAM
                                                     (2000 - 2005); and Head of New Markets
                                                     Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 69

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held with the Fund   Length of Service      Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)    Since 2004. Serves     Vice President and Associate General         None
Secretary and Chief Legal     at the discretion of   Counsel of Pioneer since January 2008;
Officer                       the Board.             Secretary and Chief Legal Officer of all of
                                                     the Pioneer Funds since June 2010;
                                                     Assistant Secretary of all of the Pioneer
                                                     Funds from September 2003 to May 2010; and
                                                     Vice President and Senior Counsel of
                                                     Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)        Since 2010. Serves     Fund Governance Director of Pioneer since    None
Assistant Secretary           at the discretion of   December 2006 and Assistant Secretary of
                              the Board.             all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Pioneer from
                                                     December 2003 to November 2006; and Senior
                                                     Paralegal of Pioneer from January 2000 to
                                                     November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50) Assistant   Since 2010. Serves     Counsel of Pioneer since June 2007 and       None
Secretary                     at the discretion of   Assistant Secretary of all the Pioneer
                              the Board.             Funds since June 2010; and Vice President
                                                     and Counsel at State Street Bank from
                                                     October 2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves     Vice President - Fund Treasury of Pioneer;   None
Treasurer and Chief           at the discretion of   Treasurer of all of the Pioneer Funds since
Financial and Accounting      the Board.             March 2008; Deputy Treasurer of Pioneer
Officer of the Trust                                 from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer
                                                     Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2004. Serves     Assistant Vice President - Fund Treasury of  None
Assistant Treasurer           at the discretion of   Pioneer; and Assistant Treasurer of all of
                              the Board.             the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2004. Serves     Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           at the discretion of   Pioneer; and Assistant Treasurer of all of
                              the Board.             the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Floating Rate Trust | Annual Report | 11/30/12

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held with the Fund   Length of Service      Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)         Since 2009. Serves     Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           at the discretion of   of Pioneer since November 2008; Assistant
                              the Board.             Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State
                                                     Street Bank from March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60) Chief    Since 2010. Serves     Chief Compliance Officer of Pioneer and of   None
Compliance Officer            at the discretion of   all the Pioneer Funds since March 2010;
                              the Board.             Director of Adviser and Portfolio
                                                     Compliance at Pioneer since October 2005;
                                                     and Senior Compliance Officer for Columbia
                                                     Management Advisers, Inc. from October 2003
                                                     to October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (41)          Since 2006. Serves     Director - Transfer Agency Compliance of     None
Anti-Money Laundering         at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                       the Board.             all the Pioneer funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 71

                           This page for your notes.

72 Pioneer Floating Rate Trust | Annual Report | 11/30/12

                           This page for your notes.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 73

                           This page for your notes.

74 Pioneer Floating Rate Trust | Annual Report | 11/30/12

                           This page for your notes.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/12 75

                           This page for your notes.

76 Pioneer Floating Rate Trust | Annual Report | 11/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2013 Pioneer Investments 19447-06-0113

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $64,476 in 2012 and approximately $74,486 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit related fees for the Fund's audit related services totaled approximately $9,652 and $9,652 in 2012 and 2011, respectively.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services in 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $17,942 in 2012 and $17,942 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2012. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     3                 $1,489,691,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 0                   N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $49,912,000         N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

 o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Manager. The following table indicates as of November 30, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- -------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
Jonathan Sharkey                         A
---------------------------------------- -------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000




Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2013

* Print the name and title of each signing officer under his or her signature.